                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check Appropriate Box:
                                          [_Confidential,]for use of the
                                            Commission only (as permitted by
                                            Rule 14a-6(e)(2))
[X]Preliminary Proxy Statement

[_]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-12

                       eGain Communications Corporation
               (Name of Registrant as Specified In Its Charter)

                ----------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Feecomputed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  1) Title of each class of securities to which transaction applies:
   __________________________________________________________________________

  2) Aggregate number of securities to which transaction applies:
   __________________________________________________________________________

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
   __________________________________________________________________________

  4) Proposed maximum aggregate value of transaction:
   __________________________________________________________________________

  5) Total fee paid:
   __________________________________________________________________________

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:
   __________________________________________________________________________

  2) Form, Schedule or Registration Statement No.:
   __________________________________________________________________________

  3) Filing Party:
   __________________________________________________________________________

  4) Date Filed:
   __________________________________________________________________________

                                [LOGO OF eGAIN]

                             eGAIN COMMUNICATIONS
                                  CORPORATION

                             455 West Maude Avenue
                          Sunnyvale, California 94086
                                (408) 212-3400

                                                               October 27, 2000

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of eGain Communications Corporation that will be held on November 20, 2000 at 1:00 P.M., at the Sheraton Sunnyvale located at 1100 North Mathilda Avenue, Sunnyvale, California.

  The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

  After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

  A copy of the eGain's 2000 Annual Report to Stockholders is also enclosed.

  The Board of Directors and management look forward to seeing you at the meeting.

                                          Sincerely yours,

                                          Ashutosh Roy
                                          Chief Executive Officer
                       eGAIN COMMUNICATIONS CORPORATION

                               ----------------

                   Notice of Annual Meeting of Stockholders
                         to be held November 20, 2000

                               ----------------

To the Stockholders of eGain Communications Corporation:

  The Annual Meeting of Stockholders of eGain Communications Corporation, a Delaware corporation ("eGain"), will be held at the Sheraton Sunnyvale located at 1100 North Mathilda Avenue, Sunnyvale, California, on Monday, November 20, 2000, at 1:00 P.M., Pacific Time, for the following purposes:

  1. To elect directors to serve until the 2001 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified;

  2. To consider and vote upon a proposal to amend eGain's Amended and Restated Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 50,000,000 shares to 100,000,000 shares;

  3. To consider and vote upon a proposal to approve the conversion of Series B preferred stock into Series A preferred stock;

  4. To consider and vote upon a proposal to amend eGain's Amended and Restated 1998 Stock Plan to increase the number of shares available for grant thereunder from 6,500,000 shares to 8,500,000 shares;

  5. To ratify appointment of Ernst & Young LLP as eGain's independent auditors; and

  6. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

  Stockholders of record as of the close of business on September 25, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at eGain's offices, 455 West Maude Avenue, Sunnyvale, California, for ten days before the meeting.

  It is important that your shares are represented at this meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy. This will not limit your right to attend or vote at the meeting.

                                          By Order of the Board of Directors

                                          Stanley F. Pierson
                                          Secretary

Sunnyvale, California
October 27, 2000
                       eGAIN COMMUNICATIONS CORPORATION
                             455 West Maude Avenue
                          Sunnyvale, California 94086

                               ----------------

                                PROXY STATEMENT

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of eGain Communications Corporation, a Delaware corporation ("eGain"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of eGain to be held at the Sheraton Sunnyvale located at 1100 North Mathilda Avenue, Sunnyvale, California, on Monday, November 20, 2000, at 1:00 P.M., Pacific Time, and any postponement or adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of eGain a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the five nominees for director listed in this Proxy Statement and "FOR" approval of the proposals referred to in Items 2, 3, 4, and 5, in the Notice of Annual Meeting and described in this Proxy Statement.

  Stockholders of record at the close of business on September 25, 2000 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the close of business on that date, eGain had 35,702,900 shares of common stock, $0.001 par value (the "common stock"), outstanding. The presence in person or by proxy of the holders of a majority of eGain's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

  Directors are elected by a plurality vote. The five nominees for director who receive the most votes cast in their favor will be elected to serve as a director. Except for Proposal 2, each of the other proposals submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Proposal 2 will be decided by the affirmative vote of holders of a majority of the outstanding shares of eGain common stock on the Record Date. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

  The expense of printing, mailing proxy materials and solicitation of proxies will be borne by eGain. eGain has retained the services of Corporate Investor Communications, Inc., Carlstadt, New Jersey, to assist in the solicitation of proxies at a cost of approximately $10,000. No additional compensation will be paid to such persons for such solicitation. eGain will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the common stock.

  This Proxy Statement, the accompanying form of proxy and the Annual Report to Stockholders for the fiscal year ended June 30, 2000, including financial statements, are being mailed to stockholders on or about October 27, 2000.

                                   IMPORTANT

  Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

Nominees

  The Board of Directors proposes the election of five directors of eGain to serve until the next annual meeting of stockholders and thereafter until their successors are elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

  Names of the nominees and certain biographical information about them are set forth below:

  Ashutosh Roy, age 34, co-founded eGain and has served as Chief Executive Officer and a director of eGain since September 1997. From May 1995 through April 1997, Mr. Roy served as Chairman of WhoWhere? Inc., an Internet-services company co-founded by Mr. Roy. From June 1994 to April 1995, Mr. Roy co-founded Parsec Technologies, a call center company based in New Delhi, India. From August 1988 to August 1992, Mr. Roy worked as software engineer at Digital Equipment Corp. Mr. Roy holds a B.S. in Computer Science from the Indian Institute of Technology, New Delhi, a Masters degree in Computer Science from Johns Hopkins University and an MBA from Stanford University.

  Gunjan Sinha, age 33, co-founded eGain and served as a director of eGain since inception in September 1997 and as President of eGain since January 1, 1998. From May 1995 through April 1997, Mr. Sinha served as President of WhoWhere? Inc., an Internet-services company co-founded by Mr. Sinha. Prior to co-founding WhoWhere? Inc., Mr. Sinha was a developer of hardware for multiprocessor servers at Olivetti Advanced Technology Center. In June 1994, Mr. Sinha co-founded Parsec Technologies. Mr. Sinha holds a degree in Computer Science from the Indian Institute of Technology, New Delhi, a Masters degree in Computer Science from UC Santa Cruz, and a Masters degree in Engineering Management from Stanford University.

  Mark A. Wolfson, age 48, has served as a director of eGain since June 1998. Mr Wolfson has served as a managing partner of Oak Hill Capital Management since October 1998 and Vice President of Keystone, Inc. since September 1995. Mr Wolfson has also served as an officer of Oak Hill Venture Partners since August 1999, and, in addition to eGain, serves on the Boards of Directors of Investment Technology Group, Financial Engines, DaVinci I, LLC, Integrated Orthopaedics, Oreck Corp. and Caribbean Restaurants and on the Boards of Advisors of Oak Hill Strategic Partners and FEP Capital Holdings. Mr Wolfson has served as a member of the faculty at the Stanford Graduate School of Business since 1977, where he has held various academic positions, including Dean Witter Professor of Accounting and Finance and Associate Dean for Academic Affairs. He has also taught at the Harvard Business School and the University of Chicago and has been a Visiting Scholar at the Sloan School of Management at Massachusetts Institute of Technology and the Hoover Institution at Stanford University. Mr Wolfson has been a Research Associate at The National Bureau of Economic Research since 1988.

  David G. Brown, age 43, has served as a director of eGain since August 2000. Mr. Brown has been a principal of Arbor Investors, LLC since August 1995 and a Vice President of Keystone, Inc. since August 1993. Prior to joining Arbor Investors, LLC, Mr. Brown was a Vice President in the Corporate Finance Department of Salomon Brothers Inc from August 1985 to July 1993. Mr. Brown serves on the Board of Directors of Bell & Howell, FEP Holdings, AER Energy Resources, Emplanet, eScout.com, Lattice Communications, Lightning Finance, MarketTools, MobileForce Technologies, NavLink, Sitara Networks and WideOpenWest.

  Phiroz P. Darukhanavala, age 52, has served as a member of eGain's Board of Directors since September 2000. Dr. Darukhanavala has served in various capacities with BP Amoco p.l.c. and The British Petroleum Company since 1975, most recently as Vice President and Chief Technology Officer for Group Digital business. Before assuming his current position, Dr. Darukhanavala was Director of Global IT Services for the BP Group responsible for the rollout of the Common Operating Environment project worldwide and IT Functional Chief for BP-Exploration. Dr. Darukhanavala has also served as Chief Information Officer of BP-Alaska and Director of BP-Exploration Business Systems. Dr. Darukhanavala holds a Ph.D. and M.S. degrees in Operations Research from Case Western Reserve University in Cleveland, Ohio.

Board Meetings and Committees

  The Board of Directors held 13 meetings during fiscal 2000. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve.

  The Board of Directors has appointed a Compensation Committee, a Stock Option Committee and an Audit Committee.

  The members of the Compensation Committee are Phiroz P. Darukhanavala and Mark A. Wolfson. Dr. Darukhanavala joined the Compensation Committee in September 2000 and therefore did not attend any meetings of the Compensation Committee held in the fiscal year ended June 30, 2000. The Compensation Committee held one meeting during fiscal 2000. The Compensation Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of eGain.

  The members of the Stock Option Committee are Ashutosh Roy and Mr. Wolfson. The Stock Option committee held four meetings during fiscal 2000. The Stock Option Committee's functions are to grant options to eGain's employees and other service providers, consistent with eGain's compensation policies and practices.

  The members of the Audit Committee are David G. Brown, Mr. Darukhanavala and Mr. Wolfson. Mr. Brown and Mr. Darukhanavala joined the Audit Committee in September 2000. The Audit Committee held two meetings during fiscal 2000. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with eGain, advise and assist the Board of Directors in evaluating the independent auditor's examination, supervise eGain's financial and accounting organization and financial reporting, and nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of eGain for the fiscal year for which it is appointed.

Compensation of Directors

  Directors of eGain do not currently receive any fees for service on the Board of Directors. Directors are reimbursed for their expenses for each meeting attended. Pursuant to the eGain's Amended and Restated 1998 Stock Plan (the "Stock Plan") in September 1999 Mr. Wolfson received a grant of a fully vested option to purchase 5,000 shares of common stock at an exercise price of $12.00 per share. Pursuant to the Stock Plan, each non-employee director will receive, if re-elected as a director at the Annual Meeting, an additional option to purchase 5,000 shares of common stock at an exercise price equal to the fair market value of the common stock on the date of grant. Such options will vest on the first anniversary of the grant. In addition, Dr. Darukhanavala received an option to purchase 100,000 shares at a price of $8.8125 per share in connection with his joining eGain's Board of Directors in September 2000. This option vests over four years.

  The Board of Directors recommends a vote "FOR" election as director of the nominees set forth above.

                                  PROPOSAL 2

         PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

  The Board of Directors has approved the amendment of eGain's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000. The Board of Directors recommends that eGain's stockholders approve this amendment.

  As of September 25, 2000, eGain had 35,702,900 shares of common stock outstanding. An additional 9,241,241 shares were reserved for future issuance under eGain's stock plans, of which 6,955,461 shares were covered by outstanding options and 2,285,780 shares were available for future grant or purchase (including 2,000,000 shares subject to stockholder approval pursuant to Proposal 4, which is described below). In addition, approximately 4,587,476 shares were reserved for conversion of Series A preferred stock and exercise of warrants issued in connection with the private placement of eGain's preferred stock in August 2000. In connection with proposed conversion of Series B preferred stock into Series A preferred stock (subject to stockholder approval pursuant to Proposal 3 which is described below), eGain intends to reserve additional shares of common stock issuable upon conversion of such Series A preferred stock.

  The Board of Directors believes that the authorized common stock remaining available is not sufficient to enable eGain to respond to potential business opportunities and to pursue important objectives that may be anticipated. Accordingly, the Board of Directors believes that it is in eGain's best interests to increase the number of authorized shares of common stock as described above. The Board of Directors also believes that the availability of such shares will provide eGain with the flexibility to issue common stock for proper corporate purposes that may be identified by the Board of Directors from time to time, such as stock dividends (including stock splits in the form of stock dividends), financings, acquisitions, or strategic business relationships. Further, the Board of Directors believes the availability of additional shares of common stock will enable eGain to attract and retain talented employees through the grant of stock options and other stock-based incentives. An important part of eGain's business strategy is to expand its product offerings, distribution, and technological capabilities, including through the acquisition of assets and businesses deemed synergistic with eGain's operations. eGain does not currently have any agreements with respect to future acquisitions, however, eGain completed two acquisitions during its most recent fiscal year and may from time to time review other acquisition opportunities. The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power.

  The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable without further action by eGain's stockholders, except as may be required by applicable laws or the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of common stock. Holders of common stock do not have preemptive rights. The Board of Directors does not intend to issue any common stock except on terms which the Board deems to be in the best interests of eGain and its then-existing stockholders.

  The Board of Directors does not recommend this proposed amendment with the intent to use the ability to issue additional common stock to discourage tender offers or takeover attempts. However, the availability of authorized common stock for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of eGain. The proposed amendment is not in response to any effort on the part of any party to accumulate material amounts of common stock or to acquire control of eGain by means of merger, tender offer, proxy contest or otherwise, or to change eGain's management. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.

  The approval of the amendment to the Certificate of Incorporation requires the affirmative vote of holders of a majority of the outstanding shares of common stock of eGain.

  The Board of Directors recommends a vote "FOR" amendment of the Certificate of Incorporation increasing the number of authorized shares of common stock.

                                  PROPOSAL 3

                     PROPOSAL TO APPROVE THE CONVERSION OF
            SERIES B PREFERRED STOCK INTO SERIES A PREFERRED STOCK

  The Board of Directors recommends a vote "FOR" the proposal to approve the conversion of Series B preferred stock into Series A preferred stock.

 Summary of Transaction

  On August 22, 2000, eGain issued pursuant to a Securities Purchase Agreement dated August 8, 2000 (the "Purchase Agreement") (i) an aggregate of 35.11 shares of its 6.75% Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") at a price of $100,000 per share along with the Warrants referred to below, and (ii) an aggregate of 849.89 shares of its of 6.75% Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") at a price of $100,000 per share along with the Warrants referred to below, in a private placement to certain investors (the "Investors"). The net proceeds of the offering, after expenses, were approximately $82.5 million. eGain intends to use such proceeds primarily for general corporate purposes, including working capital.

  The rights, preferences and privileges of the Series A Preferred Stock and the Series B Preferred Stock are set forth in the Certificate of Designation of 6.75% Series A Cumulative Convertible Preferred Stock (the "Series A Certificate") and the Certificate of Designation of 6.75% Series B Cumulative Convertible Preferred Stock (the "Series B Certificate"), filed with the Delaware Secretary of State and attached as Annex A and Annex B, respectively.

  Each share of Series A Preferred Stock is convertible into shares of Common Stock of eGain as further described below in the section entitled "Rights of the Series A Preferred Stock." Each share of Series B Preferred Stock is convertible into shares of Series A Preferred Stock or shares of Series C Cumulative Redeemable Preferred Stock (the "Series C Preferred Stock"), depending upon whether eGain obtains stockholder approval, as further described below in the section entitled "Rights of the Series B Preferred Stock." The rights, preferences and privileges of the Series C Preferred Stock are set forth in the Certificate of Designation of 6.75% Series C Cumulative Redeemable Preferred Stock (the "Series C Certificate"), filed with the Delaware Secretary of State and attached as Annex C.

  In addition, Investors received warrants to purchase 3,826,322 shares of Common Stock (the "Warrants"). The warrants expire on August 22, 2005 and have an initial exercise price of $9.2517 per share (the "Exercise Price"). The Exercise Price is subject to adjustment upon the occurrence of certain dilutive events, including a one time reset on August 22, 2001 if 122% of the average closing bid price per share of the Common Stock on the twenty (20) consecutive trading days immediately preceding and including August 22, 2001 is less then the Exercise Price at the time in effect. In such event, the Exercise Price would be adjusted to the greater of (i) 122% of the average closing bid price per share of Common Stock on the twenty (20) consecutive trading days immediately preceding and including August 22, 2001 or (ii) $5.6875. If the Warrants are exercised eGain intends to use the proceeds primarily for general corporate purposes, including working capital.

  The terms of the Preferred Stock and the Warrants are complex and are summarized only briefly in this Proxy Statement. Stockholders are referred to the full description of such securities contained in eGain's Report on Form 8-K filed with the Securities and Exchange Commission on August 15, 2000, a copy of which is available without change upon stockholder request to Eric N. Smit, eGain Communication Corporation, 455 West Maude Avenue, Sunnyvale, California, 94086. eGain has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants and, if this Proposal 3 is not passed, the resale of the shares of Series C Preferred Stock issuable upon the conversion of the Series B Preferred Stock. Such registration obligations are set forth in the Registration Rights Agreement contained in such Report on Form 8-K.

 Summary of Approval Required

  Nasdaq Rule 4460 generally requires stockholder approval for the issuance of securities representing 20% or more of an issuer's outstanding voting securities at the time of the issuance. Under the terms of the Purchase Agreement, the Board of Directors is soliciting stockholder approval for the conversion of the Series B Preferred Stock into Series A Preferred Stock, since the aggregate number of shares of Common Stock issuable upon conversion or exercise of the Preferred Stock and the Warrants issued under the agreement is limited by this rule. If eGain obtains stockholder approval, conversion of the Series B Preferred Stock into Series A Preferred Stock and the ultimate issuance of Common Stock upon exercise of the Series A Preferred will no longer be subject to stockholder approval under Nasdaq Rule 4460. If stockholder approval is not obtained eGain may be required to issue shares of Series C Preferred Stock to the Investors upon conversion of Series B Preferred Stock into shares of Series C Preferred Stock.

 Rights of the Series A Preferred Stock

  The Series A Preferred Stock has a liquidation preference of $100,000 per share which increases and cumulates on a daily basis at an annual rate of 6.75% from August 8, 2000 (the "Series A Liquidation Value"), compounded on a semi-annual basis. The amount by which the Series A Liquidation Value accrues is the "Series A Accreted Amount". The Series A Preferred Stock is entitled to cash dividends only when and if declared by the Board of Directors. In the event of a liquidation, dissolution or winding up of eGain, the holders of shares of Series A Preferred Stock will be entitled to receive, prior to any payments made to holders of Common Stock, the greater of (i) the Series A Liquidation Value plus any declared but unpaid dividends on the Series A Preferred Stock or (ii) the amount the holders of Series A Preferred Stock would receive if they had converted their shares into Common Stock immediately prior to the liquidation, dissolution or winding up. If eGain enters into a transaction pursuant to which eGain sells or transfers all or substantially all of its assets or it enters into a merger with another company, then at the option of the holder of Series A Preferred Stock, (i) each share of Series A Preferred Stock may be converted into convertible equity securities of the entity acquiring eGain or (ii) each share of Series A Preferred Stock may convert into shares of Common Stock based on the Series A Liquidation Value, calculated as of the later of (x) the Closing Date of the transaction or (y) August 8, 2003.

  Each share of Series A Preferred Stock is convertible at the option of the holder into a number of shares of Common Stock determined by dividing (i) Series A Liquidation Value plus any declared but unpaid dividends by (ii) the conversion price for Series A Preferred Stock then in effect (the "Series A Conversion Price"). The initial Series A Conversion Price of $9.2517 is subject to adjustment upon the occurrence of certain dilutive events, and is subject to a one time reset on August 8, 2001 if 122% of the average closing bid price per share of the Common Stock on the 20 consecutive trading days immediately preceding and including August 8, 2001 is less than $9.2517. In such event, the Series A Conversion Price will be adjusted to the greater of
(i) 122% of the average closing bid price per share of Common Stock on the 20 consecutive trading days immediately preceding and including August 8, 2001 ("Average Trading Price") or (ii) $5.6875.

  At the current Series A Conversion Price of $9.2517 as of September 25, 2000, 382,890 shares of Common Stock (including the Series A Accreted Amount through September 25, 2000 of 3,369 shares) would be issuable if all shares of Series A Preferred Stock were converted into Common Stock. Based upon the lowest possible one time reset price of $5.6875 (which would result only if the Average Trading Price were below $4.6619), the maximum number of shares of Common Stock issuable on August 8, 2001 upon conversion of the Series A Preferred Stock, including 42,675 shares accreted through such date, would be 660,031 shares. The issuance of the shares of Common Stock upon conversion of the currently outstanding Series A Preferred Stock does not require stockholder approval because the issuance would not exceed 20% of eGain's outstanding shares as of August 8, 2000.

  If not sooner converted, eGain has the option to convert the Series A Preferred Stock into shares of Common Stock after August 8, 2003 if (i) the closing bid price of the Common Stock on 20 of the 30 consecutive trading days prior to the day eGain sends a notice requesting conversion is equal to or greater than 250% of initial Series A Conversion Price, (ii) a registration covering the resale of the Series A Preferred Stock and the Common Stock issuable upon conversion is in effect and (iii) the stockholder approval sought in this proxy statement is obtained by November 30, 2000.

  If not sooner converted, on August 8, 2005 eGain must either, at its option,
(i) redeem each outstanding share of Series A Preferred Stock, at a redemption price equal to the Series A Liquidation Value plus any declared but unpaid dividends or (ii) convert the Series A Preferred Stock into Common Stock at a price per share equal to 95% of the average closing bid price per share of the Common Stock on the 20 consecutive trading days immediately prior to the redemption date.

 Rights of the Series B Preferred Stock

  The Series B Preferred Stock has a liquidation preference of $100,000 per share which increases and cumulates on a daily basis at an annual rate of 6.75% from August 8, 2000 (the "Series B Liquidation Value"), compounded on a semi-annual basis. The amount by which the Series B Liquidation Value accrues is the "Series B Accreted Amount". In the event of a liquidation, dissolution or winding up of eGain, the holders of shares of Series B Preferred Stock will be entitled to receive, prior to any payment made to holders of Common Stock, the greater of (i) the Series B Liquidation Value or (ii) the amount the holders of Series B Preferred Stock would receive if they had converted their shares into Common Stock immediately prior to the liquidation, dissolution or winding up. If eGain enters into a transaction pursuant to which it sells or transfers all or substantially all of its assets or it enters into a merger or consolidation with another company, then at the option of the holder of Series B Preferred Stock, (i) each share of Series B Preferred Stock may be converted into convertible equity securities of the entity acquiring eGain or (ii) each share of Series B Preferred Stock may be converted into Common Stock based on the Series B Liquidation Value calculated as of the later of (x) the Closing Date of the transaction or (y) August 8, 2003.

  Each share of the Series B Preferred Stock will automatically convert into one share of Series A Preferred Stock if the stockholders approve this Proposal 3. If the stockholders do not approve of the conversion of Series B Preferred Stock into Series A Preferred Stock on or prior to November 30, 2000, then each share of Series B Preferred Stock is convertible at the option of the holder of Series B Preferred Stock into shares of Series C Preferred Stock at the Series B Conversion Price then in effect (the "Series B Conversion Price").

  If the Series B Preferred Stock converted into Series A Preferred Stock, at the current Series A Conversion Price of $9.2517, as of September 25, 2000, 9,267,833 shares of Common Stock (including the Series B Accreted Amount through September 25, 2000 of 81,544 shares) would be issuable if all shares of Series B Preferred Stock were converted. Based upon the lowest possible one time reset price of $5.6875 (which would only result if the Average Trading Price were below $4.6619), the maximum number of shares of Common Stock issuable on August 8, 2001 upon conversion of the Series A Preferred into which the Series B Preferred is convertible (including the Series B Preferred Accreted Amount through such date of 1,032,952 shares) would be 15,976,036 shares.

  If this Proposal 3 is not approved, each share of Series B Preferred Stock is convertible into a number of shares of Series C Preferred Stock as is determined by dividing (i) the Series B Liquidation Value plus any declared but unpaid dividends by (ii) the Series B Conversion Price then in effect. The initial Series B Conversion Price of $92.517 per share is subject to adjustment upon the occurrence of certain dilutive events and is subject to a one time price reset on August 8, 2001 if 1220% of the average closing bid price per share of Common Stock on the 20 consecutive trading days immediately preceding and including August 8, 2001 is less than $92.517. In such event, the Series B Conversion Price will be adjusted to the greater of (i) 1220% of the average closing bid price per share of Common Stock on the 20 consecutive trading days immediately preceding and including August 8, 2001 or (ii) $56.875.

  If not sooner converted into either shares of Series A Preferred or Series C Preferred Stock, on August 8, 2005 eGain must either, at its option, (i) redeem each outstanding share of Series B Preferred Stock, at a redemption price equal to the Series B Liquidation Value plus any declared but unpaid dividends or (ii) convert the Series B Preferred Stock into shares of Series C Preferred Stock at a price equal to 950% of the average closing bid price per share of Common Stock on the 20 consecutive trading days immediately prior to the redemption date.

  The Series C Preferred Stock's rights, preferences and privileges are as set forth in the Series C Certificate. The Series C Preferred Stock is entitled to cumulative dividends at the rate of (i) 12% of (a) the average closing bid price per share of Common Stock on the 20 consecutive trading days immediately prior to the issuance of the Series C Preferred Stock multiplied by (b) 10 (the "Series C Stated Value") for a period of 180 days after the initial issuance of the Series C Preferred Stock, and, (ii) 15% of the Series C Stated Value thereafter. In addition, the Series C Preferred Stock has a liquidation preference equal to the Series C Stated Value. In the event of a liquidation, dissolution or winding up of eGain, the holders of shares of Series C Preferred Stock will be entitled to receive, prior to any payment made to the holders of shares of Common Stock, the Series C Stated Value plus an amount equal to all accrued but unpaid dividends (the "Series C Liquidation Value").

  The Series C Preferred is redeemable, at the option of eGain or the holder, at a redemption price equal to the greater of (i) 101% of the Series C Liquidation Value then in effect or (ii) the average closing bid price per ten shares of eGain Common Stock on the 20 consecutive trading days prior to the redemption date.

 Application of Nasdaq Rule 4460; Stockholder Approval

  Nasdaq Rule 4460, which is applicable to eGain because its Common Stock is presently listed on the Nasdaq Stock Market, sets forth corporate governance standards for the Nasdaq Stock Market. Section (i) of Rule 4460 provides:

  (i) "Shareholder Approval

  (1) Each NNM [Nasdaq National Market] issuer shall require shareholder approval of a plan or arrangement under subparagraph (A) below or, prior to the issuance of designated securities under subparagraph (B), (C) or (D) below:

  (D) in connection with a transaction other than a public offering involving:

    (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sale by officers, directors or substantial shareholders of the company equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or

    (ii) the sale or issuance by the company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock . . .

  (6) Where shareholder approval is required, the minimum vote which will constitute shareholder approval shall be a majority of the total votes cast on the proposal in person or by proxy."

  As of August 8, 2000, eGain had issued and outstanding 36,190,763 shares of Common Stock. Accordingly, eGain is seeking stockholder approval for the conversion of the Series B Preferred Stock into Series A Preferred Stock, which would result in the issuance of preferred stock and warrants that are convertible into or exercisable for an aggregate of more than 7,238,152 shares of Common Stock.

  The actual number of shares of Common Stock that would be issuable upon conversion of Series A Preferred Stock issued upon conversion of the outstanding Series B Preferred Stock is not be determinable until the conversion(s) take place. However, by way of illustration (i) based on the current Series A Conversion Price of $9.2517 per share as of September 25, 2000 such shares of Series B Preferred Stock would ultimately convert into an additional 9,267,833 shares of Common Stock (in addition to the 382,890 shares of Common Stock which can be issued upon the conversion of the currently outstanding 35.11 shares of Series A Preferred Stock); and (ii) based on the lowest possible one-time reset price of $5.6875, on August 8, 2001, a maximum of 15,976,036 additional shares of Common Stock (in addition to the 660,031 shares of Common Stock which would be issuable upon the conversion of the current outstanding 35.11 shares of Series A Preferred Stock).

  Oak Hill Venture Fund I, L.P., Oak Hill Capital Partners, L.P., FW Investors V, L.P. and Oak Hill Capital Management Partners, L.P. (collectively the "Oak Hill Entities") purchased 19.44 shares of Series A Preferred Stock and 470.55 shares of Series B Preferred Stock. Approval of Proposal 3 may result in the Oak Hill Entities holding a substantial portion of eGain's voting Common Stock. In this case, the Oak Hill Entities would hold shares of Preferred Stock convertible into 5,342,640 shares of Common Stock (including the Series A Accreted Amount and Series B Accreted Amount through September 25, 2000). Furthermore, as of August 8, 2001, when the Series A Conversion Price is subject to the one time reset, the Oak Hill Entities could own up to a maximum of 9,216,381 shares of Common Stock upon conversion of the Series A Preferred Stock (assuming the lowest possible conversion price of $5.6875 and including the Series A Accreted Amount and Series B Accreted Amount through August 8,
2001). Assuming conversion of all Preferred Stock into Common Stock but no additional exercises or redemptions of eGain's voting stock following September 25, 2000, such 9,216,381 shares of Common Stock would represent approximately 17.6% of the outstanding voting stock of eGain as of August 8, 2001.

  Under the terms of the Purchase Agreement, the Oak Hill Entities may not, without the approval of eGain's Board of Directors, purchase any additional voting securities of eGain until the earlier of August 22, 2003, or such time as the Oak Hill Entities have disposed of all securities acquired under the Purchase Agreement.

  If stockholder approval of this proposal is not obtained, eGain will be required to convert the shares of Series B Preferred Stock into shares of Series C Preferred Stock, should the holders of Series B Preferred Stock require such conversion.

  The Board believes it would be in the best interests of eGain to provide that Common Stock will be issuable to the Investors who have converted their shares of Series B Preferred Stock into shares of Series A Preferred Stock, rather than requiring eGain to convert the Series B Preferred Stock into Series C Preferred Stock. The Board believes that the conversion of the shares of Series B Preferred Stock into shares of Series C Preferred Stock could result in a forced dividend payment or redemption at a time when eGain might not have, and could not raise, the cash necessary to pay the cumulative dividends set forth in the Series C Certificate or redeem the shares of Series C Preferred Stock if a redemption is required. The Board also desires to have the ability to retain cash for the working capital purposes.

 Vote Required

  The affirmative vote of the holders of a majority of the Common Stock present or represented and entitled to vote at the meeting is required to approve the proposal to allow the conversion of the outstanding shares of Series B Preferred Stock into shares of Series A Preferred Stock. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same effect as a vote against the matter.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL TO ALLOW THE CONVERSION OF THE OUTSTANDING SHARES OF SERIES B PREFERRED STOCK INTO SHARES OF SERIES A PREFERRED STOCK THAT ARE CONVERTIBLE INTO COMMON STOCK.

 Transaction Fees

  The Oak Hill Entities invested $49.0 million in the August 2000 private placement and Gunjan Sinha, the President and a director of eGain, invested $5.0 million. See "Related Party Transactions." In connection with the private placement, eGain (i) paid to FW Investors V, L.P. and Oak Hill Capital Management, Inc. transaction fees of $1,203,125 and $1,421,875, respectively;
(ii) paid to FleetBoston Robertson Stephens Inc. a transaction fee of $2,485,000, and issued a warrant to purchase 101,603 shares of Common Stock with terms identical to those of the Warrants issued to Investors, in connection with its services as a placement agent and for providing a financial evaluation of the transaction; and (iii) paid to Donaldson, Lufkin & Jenrette as independent advisors to the committee of independent directors, a fee of $625,000.

                                  PROPOSAL 4

    PROPOSAL TO AMEND THE eGAIN COMMUNICATIONS CORPORATION 1998 STOCK PLAN

  In July and September 2000, the Board of Directors approved amendments to eGain's Amended and Restated 1998 Stock Plan (the "1998 Stock Plan"), subject to the approval of eGain's stockholders at the Annual Meeting. The following summary of the principal features of the 1998 Stock Plan is qualified by reference to the terms of the 1998 Stock Plan, a copy of which is available without charge upon stockholder request to Eric N. Smit, eGain Communications Corporation, 455 West Maude Avenue, Sunnyvale, California 94086.

Summary of Amendments

  The amendments to the 1998 Stock Plan approved by the Board of Directors and submitted for stockholder approval provide for an increase in the number of shares of common stock reserved for issuance under the 1998 Stock Plan by an aggregate of 2,000,000 shares, from 6,500,000 to 8,500,000 shares.

1998 Stock Plan

  The 1998 Stock Plan was adopted by the Board of Directors in June 1998 and approved by eGain's stockholders thereafter. The purpose of the 1998 Stock Plan is to assist eGain in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to eGain's progress. The 1998 Stock Plan offers a significant incentive to the employees and independent contractors of eGain by enabling such individuals to acquire the common stock, thereby increasing their proprietary interest in the growth and success of eGain.

  The 1998 Stock Plan provides for the direct award or sale of shares of common stock and for the grant of both incentive stock options ("ISO") to purchase common stock intended to qualify for preferential tax treatment under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options ("NSO") to purchase common stock that do not qualify for such treatment under the Code. All employees (including officers) of eGain or any subsidiary and any independent contractor who performs services for eGain or a subsidiary are eligible to purchase shares of common stock and to receive awards of shares or grants of NSOs. Only employees are eligible to receive grants of ISOs. As of June 30, 2000, 587 employees were eligible to be considered for the grant of options under the 1998 Stock Plan.

  A total of 8,500,000 shares of common stock (including 2,000,000 shares subject to stockholder approval at the Annual Meeting) have been reserved for issuance under the 1998 Stock Plan. If any option granted under the 1998 Stock Plan expires or terminates for any reason without having been exercised in full, then the unpurchased shares subject to that option will once again be available for additional option grants. As of June 30, 2000, eGain had outstanding options under the 1998 Stock Plan to purchase an aggregate of 3,868,000 shares of common stock at exercise prices ranging from $0.02 to $47.63 per share, or a weighted average per share exercise price of $13.94. As of September 25, 2000, a total of 2,259,000 shares of common stock (including 2,000,000 shares subject to stockholder approval at the Annual Meeting) were available for future issuance under the 1998 Stock Plan.

  The Compensation Committee has not made any determination with respect to future awards under the 1998 Stock Plan, and any allocation of such awards will be made only in accordance with the provisions of the 1998 Stock Plan, including the additional shares of stock that the stockholders are being asked to approve. eGain believes that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of eGain which ultimately is in the interests of eGain's stockholders.

  As of June 30, 2000, the following persons or groups had in total, received options to purchase shares of common stock under the 1998 Stock Plan as follows: (i) the Chief Executive Officer and the other executive officers named in the Summary Compensation Table: Mr. Roy, no shares, Mr. Sinha, no shares, Ms. O'Shea,

165,000 shares, Mr. Kedlaya, 250,000 shares, Mr. Klann, 136,225 shares, and Mr. Rosenberg, 150,000 shares; (ii) all current executive officers of eGain as a group: 1,681,192 shares; (iii) all current directors who are not executive officers as a group: 5,000 shares; (iv) each nominee for director (other than the two directors listed in (i) above): Mr. Brown, no shares, Dr. Darukhanavala, no shares and Mr. Wolfson, 5,000 shares; and (v) all employees of eGain, including all current officers who are not executive officers, as a group: 5,342,788 shares.

 Administration

  The 1998 Stock Plan is administered by the Board of Directors and the Stock Option Committee. Subject to the limitations set forth in the 1998 Stock Plan, the Stock Option Committee has the authority to determine, among other things, to whom options will be granted and shares will be sold, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest.

 Terms of Options and of Shares Offered for Sale

  The maximum term of each option that may be granted under the 1998 Stock Plan is 10 years. Stock options granted under the 1998 Stock Plan must be exercised by the optionee before the earlier of the expiration of such option or the date 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability.

  The exercise price under each option will be established by the Stock Option Committee; however, the exercise price of an ISO cannot be lower than the fair market value of the common stock on the date of grant and the exercise price of a NSO may not be less than the par value per share of the common stock. On September 25, 2000, the closing sale price per share for the common stock on the Nasdaq National Market was $8.8125. The exercise price must be paid in full at the time of exercise. Under the 1998 Stock Plan, the exercise price is payable in cash or, in certain circumstances, common stock or by promissory note. The 1998 Stock Plan also allows an optionee to pay the exercise price by giving "exercise/sale" or "exercise/pledge" directions. If exercise/sale directions are given, a number of option shares sufficient to pay the exercise price and any withholding taxes is issued to a securities broker selected by eGain, who, in turn, sells the shares in the open market. The broker remits the exercise price and any withholding taxes to eGain from the proceeds of the sale, and the optionee receives any remaining shares or cash. If exercise/pledge directions are given, the option shares are issued directly to a securities broker or other lender selected by eGain. The broker or other lender will hold the shares as security and will extend credit for up to 50% of their market value. The loan proceeds will be paid to eGain to the extent necessary to pay the exercise price and any withholding taxes. Any excess loan proceeds may be paid to the optionee. If the loan proceeds are insufficient to cover the exercise price and withholding taxes, the optionee will be required to pay the deficiency to eGain at the time of exercise.

  The terms of any sale of shares of common stock under the 1998 Stock Plan will be set forth in a common stock purchase agreement to be entered into between eGain and each purchaser. The Stock Option Committee will determine the terms and conditions of such stock purchase agreements, which need not be identical. The purchase price for shares of common stock sold under the 1998 Stock Plan may not be less than the par value of such shares. The purchase price may be paid, at the Stock Option Committee's discretion, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares may also be awarded under the 1998 Stock Plan in consideration of services rendered prior to the award, without a cash payment by the recipient.

  Options may have such terms and be exercisable in such manner and at such times as the Stock Option Committee may determine. Common stock transferred pursuant to the 1998 Stock Plan (including shares acquired upon the exercise of certain options) may be subject to repurchase by eGain in the event that any applicable vesting conditions are not satisfied. A holder of shares transferred under the 1998 Stock Plan has the same voting, dividend and other rights as eGain's other stockholders.

 Amendment and Termination

  The 1998 Stock Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws.

 Effect of Certain Corporate Events

  In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in common stock, in cash, the Stock Option Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the 1998 Stock Plan, as appropriate.

  In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement will provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by eGain (if eGain is the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionees' consent.

 Certain Federal Income Tax Consequences of Options Under the 1998 Stock Plan

  Neither the optionee nor eGain will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and eGain will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of common stock on the date of exercise and eGain will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time a NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of common stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 1998 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. eGain will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

  The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the 1998 Stock Plan.

2000 Non-Management Plan

  In July 2000 eGain's Board of Directors adopted the 2000 Non-Management Plan (the "Non-Management Plan") which provides for the grant of nonstatutory stock options and stock purchase rights to employees of eGain. A total of 2,000,000 shares of common stock has been reserved for issuance under the Non-Management Plan. The Non-Management Plan is administered by the Stock Option Committee of the Board of Directors.

  The Board of Directors recommends a vote "FOR" amendment of eGain's 1998 Stock Plan.

                                  PROPOSAL 5

                     RATIFICATION OF INDEPENDENT AUDITORS

  Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as eGain's independent auditors for the fiscal year ending June 30, 2001, subject to ratification by the stockholders. Ernst & Young LLP has audited eGain's financial statements since eGain's inception in 1997. Representatives of Ernst & Young LLP are expected to be present at eGain's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

  Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of eGain's independent auditors.

  The Board of Directors recommends a vote "FOR" ratification of Ernst & Young LLP as eGain's independent auditors.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information concerning the beneficial ownership of common stock of eGain as of September 25, 2000 for the following:

  . each person or entity who is known by eGain to own beneficially more than 5% of the outstanding shares of eGain's common stock

  .  each of eGain's current directors

  . eGain's four other most highly compensated executive officers during the fiscal year ended June 30, 2000

  .  all directors and executive officers of eGain as a group

Unless otherwise noted, the address of each named beneficial owner is that of eGain.

  The percentage ownership is based on 35,702,900 shares of eGain common stock outstanding as of September 25, 2000. All shares subject to options and warrants exercisable within 60 days after September 25, 2000 are deemed to be beneficially owned by the person or entity holding such options or warrants and to be outstanding solely for calculating such person's or entity's percentage ownership. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                        Shares     Percentage
                                                     Beneficially Beneficially
                                                       Owned(1)     Owned(1)
                                                     ------------ ------------
   5% Stockholder:
   Robert M. Bass...................................   2,833,154       7.9%
    201 Main Street, Suite 3100
    Ft. Worth, TX 76102

   Directors and Executive Officers:
   Ashutosh Roy.....................................   4,596,951      12.9
   Gunjan Sinha.....................................   4,813,107      13.4
   Veronica O'Shea(3)...............................      51,563        *
   Ram Kedlaya(4)...................................     251,075        *
   Stephen E. Klann.................................     136,225        *
   Ryan M. Rosenberg(5).............................     146,161        *
   Mark A. Wolfson(6)...............................     166,664        *
   David G. Brown(7)................................     161,664        *
   Phiroz P. Darukhanavala..........................     146,161        *
   All executive officers and directors as a group
    (16 persons)(8).................................  10,810,193      29.7%

--------
 * Indicates less than one percent.
(1) To eGain's knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2) Includes 216,176 shares of common stock issuable under an immediately exercisable warrant.
(3) Includes 51,563 shares of common stock issuable under immediately exercisable options.

(4) Includes 143,958 shares of common stock subject to eGain's right of repurchase.

(5) Includes 62,817 shares of common stock subject to eGain's right of repurchase.

(6) Represents 161,664 shares of common stock that are beneficially owned as a result of the distribution by FW Ventures I, L.P. and 5,000 shares of common stock that would be beneficially owned upon exercise of director options held by Mr. Wolfson.

(7) Represents 161,664 shares of common stock that are beneficially owned as a result of the distribution by FW Ventures I, L.P.

(8) Includes 318,750 shares of common stock subject to eGain's right of repurchase and 635,541 shares issuable under immediately exercisable options and warrants to purchase common stock.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table summarizes information concerning compensation paid to eGain's Chief Executive Officer, its President and each of eGain's other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities to eGain during for the fiscal years ended June 30, 2000 and 1999. These individuals are referred to as the "named executive officers."

                                                                    Long-Term
                                                                   Compensation
                                                                   ------------
                                                      Annual
                                                   Compensation      Security
                                          Fiscal -----------------  Underlying
       Name and Principal Position         Year   Salary   Bonus   Options (#)
       ---------------------------        ------ -------- -------- ------------
Ashutosh Roy.............................  2000  $100,008 $    --    $    --
 Chief Executive Officer and Chairman      1999   100,008      --         --

Gunjan Sinha.............................  2000   100,008      --         --
 President                                 1999   100,008      --         --

Veronica O'Shea(1).......................  2000   127,019  138,044    165,000
 Vice President of Sales, Americas         1999       --       --         --

Ram Kedlaya(1)...........................  2000   152,947   18,000        --
 Senior Vice President of International    1999   194,000      --     250,000
 Operations

Stephen E. Klann(2)......................  2000   152,947      --      53,954
 Senior Vice President of Sales            1999   194,000    8,600     34,271

Ryan M. Rosenberg(1).....................  2000   145,000      --       5,000
 Vice President of Marketing               1999   135,000      --     145,000

--------
(1) Ms. O'Shea's grant of an option to purchase 165,000 shares, Mr. Kedlaya's grants of options to purchase 140,000 and 110,000 shares, and Mr. Rosenberg's grants of options to purchase 125,000, 20,000 and 5,000 shares vest, so long as such option holder remains a service provider to eGain, as to 25% of the shares on the first anniversary of such option's vesting start date and 1/48 of the shares each full month thereafter.

(2) Mr. Klann's grants of options to purchase 8,671, 8,400, 3,200, 10,400, 3,600 and 17,954 shares were immediately vested in full. Mr. Klann's grant of an option to purchase 96,000 shares (60,000 of which were cancelled following Mr. Klann's resignation from eGain in March 2000) vested monthly over 24 months.

Recent Option Grants

  The following tables set forth certain information as of June 30, 2000 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

                                                                    Potential Realizable
                                                                      Value at Assumed
                                 Percentage of                      Annual Rates of Stock
                                 Total Options Exercise              Price Appreciation
                                  Granted to    or Base                for Option Term
                         Options Employees in    Price   Expiration ---------------------
  Name                   Granted  Fiscal 2000  ($/Share)    Date        5%        10%
  ----                   ------- ------------- --------- ---------- ---------- ----------
Ashutosh Roy............     --        --%       $ --         --    $      --  $      --
Gunjan Sinha............     --        --          --         --           --         --
Veronica O'Shea......... 165,000      3.9         7.50    8/06/09    1,243,050  1,979,350
Ram Kedlaya.............     --        --          --         --           --         --
Stephen E. Klann(1).....  36,000      2.3         1.00    7/14/09      652,372  1,038,794
                          17,954      0.4         1.00    7/14/09      325,353    518,070
Ryan M. Rosenberg.......   5,000      0.1         7.50    8/16/09       37,668     59,980

--------
(1) Mr. Klann was granted an option to purchase 96,000 shares of eGain common stock in fiscal 2000, of which options to purchase 60,000 shares were cancelled upon Mr. Klann's resignation from eGain in March 2000.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

                                                                                 Value of Unexercised
                                                       Number of Unexercised    In-the Money Options at
                           Shares                    Options at June 30, 2000      June 30, 2000(2)
                         Acquired on      Value      ------------------------- -------------------------
Name                      Exercise   Realized ($)(1) Exercisable/Unexercisable Exercisable/Unexercisable
----                     ----------- --------------- ------------------------- -------------------------
Ashutosh Roy............       --      $      --            --/--                    $ --/--
Gunjan Sinha............       --             --            --/--                      --/--
Veronica O'Shea.........       --             --            --/165,000                 --/763,125
Ram Kedlaya.............   250,000        111,000           --/--                      --/--
Stephen E. Klann........    64,354      2,776,879           --/--                      --/--
Ryan M. Rosenberg.......       --             --            --/5,000                   --/23,125

--------
(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at June 30, 2000 ($12.125 per share) minus the exercise price.

                     REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  The following report on executive compensation is provided by the Compensation Committee (the "Compensation Committee") of the Board of Directors to assist stockholders in understanding the committee's objectives and procedures in establishing the compensation of eGain's executive officers and describes the bases on which it made fiscal 2000 compensation determinations. The Compensation Committee is currently comprised of two non-employee directors. In making its determinations, the Compensation Committee relied, in part, on independent surveys and public disclosures of compensation of management of companies in the ecommerce software industry.

Compensation Objectives

  The Compensation Committee believes that compensation of eGain's executive officers should:

  . encourage creation of stockholder value and achievement of strategic corporate objectives;

  . provide a competitive total compensation package that enables eGain to attract and retain, on a long-term basis, high caliber personnel;

  . integrate compensation with eGain's annual and long-term corporate objectives and focus executive behavior on the fulfillment of those objectives;

  . align the interests of management and stockholders and enhance stockholder value by providing management with longer term incentives through equity ownership by management;

  . provide total compensation opportunity that is competitive with companies in eGain's industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance; and

  . provide fair compensation consistent with internal compensation programs.

Key Elements of Executive Compensation

  The compensation of executive officers is based upon eGain's financial performance as well as an evaluation of eGain's progress in the achievement of certain business objectives, including the execution of corporate and collaborative agreements, the expansion of eGain's business and the attainment of certain operational and research and development milestones in eGain's technology development programs, as well as the achievement of individual business objectives by each executive officer. eGain's existing compensation structure for executive officers generally includes a combination of salary and stock options and may include cash bonuses for performance determined to be deserving of such bonuses by the Compensation Committee.

  Salary. Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the ecommerce software industry. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through job evaluation of responsibilities and market comparisons. The Compensation Committee, on the basis of its knowledge of executive compensation in the industry, believes that eGain's salary levels for the executive officers are at a level that the Compensation Committee, at the time such salary determinations were made, considered to be reasonable and necessary given eGain's financial resources and the stage of its development. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer's salary based on the individual's contributions and responsibilities over the prior 12 months and changes in median comparable company pay levels.

  Stock Options. The Compensation Committee believes that by providing those persons who have substantial responsibility for the management and growth of eGain with an opportunity to increase their ownership of eGain stock through stock option grants, the interests of stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive stock options when the Compensation Committee performs its annual salary review; although the Stock Option Committee, at its discretion, may grant options at other times in recognition of exceptional achievements. The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by independent surveys and the Compensation Committee's knowledge of industry practice.

Chief Executive Officer Compensation

  Ashutosh Roy is the eGain's Chief Executive Officer. For the year ended June 30, 2000, the Compensation Committee set Mr. Roy's annual salary at $100,008. The Compensation Committee established Mr. Roy's salary for fiscal 2000 in recognition of his performance in advancing the development and growth of eGain and eGain's achievement of specific corporate objectives, which included the following: the achievement of additional collaborations; the financial performance of eGain; the consummation of eGain's initial public offering; and the compensation of eGain's management relative to industry norms.

  eGain's policy is generally to qualify compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code. However, eGain reserves the discretion to pay compensation to its executive officers that may not be deductible.

  Mr. Roy is a member of the Board of Directors, but did not participate in matters involving the evaluation of his own performance or the setting of his own compensation.

                                          Compensation Committee

                                          Mark A. Wolfson
                                          Phiroz P. Darukhanavala

                         STOCK PRICE PERFORMANCE GRAPH

  The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of eGain's common stock with the Robertson Stephens eBricks Index (the "eBricks Index") and the CRSP Total Return Index for the Nasdaq U.S. and Foreign Stocks (the "Nasdaq Composite Index"), assuming an investment of $100 in each on September 23, 1999. eGain's common stock is traded on the Nasdaq National Market. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of eGain's common stock.

             [GRAPH OF TOTAL RETURN TO STOCKHOLDERS APPEARS HERE]
Total Return Analysis
                                               23-Sep-99       30-Jun-00
                                               ---------       ---------
eGain                                           $100.00         $ 52.72
NASDAQ                                          $100.00         $144.23
Robertson Stephens eBricks Index                $100.00         $160.52

                          RELATED PARTY TRANSACTIONS

  Since July 1, 1999, there has not been any transaction or series of transactions to which eGain was or is a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of any class of eGain's voting securities or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than the transactions described below.

Transactions with Management and Others

  In July 1999, Ashutosh Roy, Gunjan Sinha and FW Ventures I, L.P. purchased 191,375, 191,375 and 163,875 shares of eGain's Series D preferred stock, respectively, at a price of $8.00 per share. eGain's Series D preferred stock automatically converted to common stock in connection with eGain's initial public offering of common stock in September 1999. Mark Wolfson, a director of eGain, is a limited partner of FW Ventures I, L.P.

  In August 2000, Mr. Sinha and Oak Hill Venture Fund I, L.P., Oak Hill Capital Partners, L.P., FW Investors V, L.P. and Oak Hill Capital Management Partners, L.P. (collectively the "Oak Hill Entities") purchased an aggregate of 1.98 and 19.44 shares of eGain's Series A preferred stock, and 48.02 and
470.55 shares of eGain's Series B preferred stock, respectively. The price of each of the Series A preferred stock and Series B preferred stock was $100,000 per share along with the warrants referred to below. In connection with this financing, each investor received a warrant to purchase eGain's common stock. Mr. Sinha and the Oak Hill Entities received warrants to purchase an aggregate of 216,176 and 2,118,530 shares, respectively, of eGain's common stock at an initial exercise price of $9.2517 per share. This exercise price is subject to adjustment upon the occurrence of certain dilutive events and depending upon the average closing price of eGain's common stock during the twenty trading days preceding and including August 8, 2001. Mr. Wolfson has a direct or indirect passive limited partnership interest in the Oak Hill Entities.

  In the past, eGain has granted options to purchase common stock to its directors and executive officers. eGain intends to grant such options to its directors and executive officers in the future. See "Proposal One-- Compensation of Directors" and "EXECUTIVE COMPENSATION--Recent Option Grants."

  These affiliates purchased the securities described above at the same price and on the same terms and conditions as the unaffiliated investors in the private financings.

Business Relationships

  In connection with eGain's private placement of securities in August 2000, FW Investors V, L.P. and Oak Hill Capital Management, Inc. received transaction fees of $1,203,125 and $1,421,875, respectively. Mr. Wolfson is a limited partner of FW Investors V, L.P. and is a Vice President of Oak Hill Capital Management, Inc. Due to the interests of Messrs. Wolfson and Sinha in the transaction, a committee consisting of A. Michael Spence and Ashutosh Roy was created to review the merits of the transaction together with Harpreet Grewal, eGain's Chief Financial Officer. In connection with such review, eGain engaged Donaldson, Lufkin & Jenrette as independent advisors to the committee. Mr. Roy and Mr. Spence have indirect passive limited partnership interests in certain entities affiliated with the Oak Hill Entities; however Mr. Roy and Mr. Spence have waived rights to any participation, including participation in any profits, derived by the Oak Hill Entities. Messrs. Wolfson and Sinha abstained from the director vote which approved the transaction.

  eGain has entered into indemnification agreements with each of its directors and executive officers. Such agreements require eGain to indemnify such individuals to the fullest extent permitted under Delaware law.

  eGain believes that the foregoing transactions were in its best interests. It is eGain's current policy that all transactions between eGain and its officers, directors, 5% stockholders and their affiliates will be entered into only if these transactions are approved by a majority of the disinterested directors, are on terms no less favorable to eGain than could be obtained from unaffiliated parties and are reasonably expected to benefit eGain.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

  Proposals of stockholders of eGain that are intended to be presented by such stockholders at eGain's 2001 Annual Meeting must be received by the Secretary of eGain no later than September 28, 2001 in order that they may be included in eGain's proxy statement and form of proxy relating to that meeting.

  A stockholder proposal not included in eGain's proxy statement for the 2001 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of eGain at the principal executive offices of eGain and otherwise complies with the provisions of eGain's Bylaws. To be timely, eGain's Bylaws provide that eGain must have received the stockholder's notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 65 days prior to the meeting date, eGain must receive the stockholder's notice by the close of business on the 15th day after the earlier of the day eGain mailed notice of the annual meeting date or provided such public disclosure of the meeting date.

                                 OTHER MATTERS

  eGain knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under the securities laws of the United States, eGain's directors, executive officers and any persons holding more than 10% of eGain's common stock are required to report their initial ownership of eGain's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and eGain is required to identify in this Proxy Statement those persons who failed to timely file these reports. All of the filing requirements were satisfied for fiscal 2000.

  Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                          By order of the Board of Directors.

                                          Ashutosh Roy
                                          Chief Executive Officer

October 27, 2000

                                                                        ANNEX A

                 CERTIFICATE OF DESIGNATION OF 6.75% SERIES A
                    CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                      OF

                       eGAIN COMMUNICATIONS CORPORATION

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware

  eGAIN COMMUNICATIONS CORPORATION, a corporation organized under the laws of the State of Delaware (the "Corporation"), certifies that, pursuant to the authority contained in its Amended and Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, $.001 par value per share, designated 6.75% Series A Cumulative Convertible Preferred
Stock:

  RESOLVED, that the series of authorized Preferred Stock, par value $.001 per share, designated 6.75% Series A Cumulative Convertible Preferred Stock of the Corporation be hereby created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

  A. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section E; and

  B. The Corporation shall have authority to issue 890 shares of 6.75% of Series A Cumulative Convertible Preferred Stock, $.001 par value per share (the "Convertible Preferred Stock").

  C. The voting powers, preferences and relative, participating, optional and other special rights of the shares of the Convertible Preferred Stock, and the qualifications, limitations and restrictions thereof are as follows:

  1. Ranking. The Convertible Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank pari passu with the Corporation's Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock"), and rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized.

  2. Accretion of Liquidation Value; Dividends and Distributions. The Liquidation Value of the Convertible Preferred Stock shall increase, and the holders of shares of Convertible Preferred Stock shall be entitled to receive dividends, as, when and if declared by the Board of Directors out of funds legally available therefor ("Legally Available Funds"), as follows:

    (a) Accretion of Liquidation Value. The Liquidation Value of each share of Convertible Preferred Stock shall increase and accumulate on a daily basis (whether or not declared) from the Agreement Date at an annual rate equal to 6.75% of the Stated Value thereof, from the Agreement Date to the first Compounding Date (as defined below), and thereafter of the Liquidation Value as of the most recent Compounding Date, calculated on the basis of a 365-day year, and shall compound on a semi-annual basis on June 30 and December 31 of each year (each, a "Compounding Date"), whether or not declared. The cumulative amount by which the Liquidation Value is increased pursuant to this Section C(2)(a) shall be referred to as the "Accreted Amount."

    (b) Participating Dividends. If the Board of Directors of the Corporation shall declare a dividend or make any other distribution (including in cash or other property or assets), to holders of shares of Common Stock, other than a dividend payable solely in shares of Common Stock, then the holders of each share of

  Convertible Preferred Stock shall be entitled to receive, out of Legally Available Funds, a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of shares of Common Stock for which such share of Convertible Preferred Stock is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Convertible Preferred Stock at the same time such dividend or distribution is made to holders of Common Stock. Dividends payable pursuant to this Section C(2)(b) shall be payable in the same form paid to the holders of the Common Stock. The Board of Directors may fix a record date for the determination of holders of shares of Convertible Preferred Stock entitled to receive payment of any dividends payable pursuant to this Section C(2)(b), which record date shall not be more than 60 days nor less than 10 days prior to the applicable dividend payment date. Upon the occurrence of either (i) a consolidation, merger or other business combination or recapitalization or refinancing of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction, or (ii) a sale, lease, exchange, transfer or other disposition (including by merger, consolidation or otherwise) of assets constituting all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to a Person or group of Persons, all unpaid accrued or accumulated dividends on Convertible Preferred Stock shall be immediately due and payable.

    (c) Dividends Pro Rata. All dividends paid with respect to shares of Convertible Preferred Stock shall be paid pro rata to the holders entitled thereto. If the Legally Available Funds shall be insufficient for the payment of the entire amount of cash dividends payable at any dividend payment date, such funds shall be allocated pro rata for the payment of dividends with respect to the shares of Convertible Preferred Stock based upon the aggregate Liquidation Value of the outstanding shares of Convertible Preferred Stock.

  3. Voting Rights. Except as required by law or by this Section C(3), the holders of the Convertible Preferred Stock shall not be entitled to vote on any matter voted on by the Stockholders of the Corporation. None of the following actions may be taken, directly or indirectly, by the Corporation or any of its Subsidiaries, without the approval of the holders of at least 66% of all issued and outstanding shares of Convertible Preferred Stock, voting in person or by proxy, at a special or annual meeting called for the purpose or by written consent:

    (a) The adoption of an amendment, restatement or modification of the Amended and Restated Certificate of Incorporation, By-laws, certificates of designation or other governance documents which would change or otherwise adversely affect the rights of the holders of the Convertible Preferred Stock;

    (b) The authorization, creation or issuance of any shares of capital stock or other equity or equity-linked securities which are ranked prior to, or are pari passu with, the Convertible Preferred Stock (except for up to 850 shares of Series B Preferred Stock); and

    (c) The issuance of Equity Equivalents prior to the Requisite Shareholder Approval, if such issuance, but for the Conversion Price limitation set forth in Section C(5)(c)(iii), would cause the Conversion Price to be reduced to an amount less than $5.6875 (as adjusted for stock dividends, stock splits, combinations and the like pursuant to Section 5(c)(ii)).

So long as there is a Majority Shareholder, any of the actions set forth in Section C(3) must also be approved by a majority of the issued and outstanding shares of Convertible Preferred Stock, excluding the shares and vote of the Majority Shareholder, voting in person or by proxy at a special or annual meeting called for the purpose or by written consent.

  4. Liquidation, Dissolution or Winding Up.

    (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of Common Stock or of any other capital stock ranking in any such event junior to the Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock shall be entitled to be paid the greater of: (i) the Liquidation Value, or (ii) an amount equal to the amount that the holders of shares of Convertible Preferred Stock would be entitled to receive in connection with such liquidation, dissolution or winding up if all of the holders of Convertible Preferred Stock had converted their shares into Common Stock immediately prior to any relevant record date or payment in connection with such liquidation, dissolution or winding up.

    (b) If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Convertible Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Convertible Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

    (c) A consolidation, merger or other business combination of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling a majority of the voting securities of the continuing or surviving entity immediately following such transaction shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section C(4) (unless in connection therewith the liquidation of the Corporation is specifically approved).

  5. Conversion.

    (a) Stockholders Right to Convert. Each share of the Convertible Preferred Stock shall be convertible at any time, at the option of the holder thereof, into validly issued, fully paid and non-assessable shares of the Common Stock ("Conversion Shares") at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price shall be initially $9.2517 per share. The number of Conversion Shares issuable upon conversion of a share of Convertible Preferred Stock is determined by dividing the Liquidation Value (inclusive of any accrued and unpaid dividends) of a share of Convertible Preferred Stock by the Conversion Price in effect on the Conversion Date (as hereinafter defined) and rounding the result to the nearest 1/100th of a share. The Conversion Price shall be subject to adjustment as provided in Section C(5)(c) below. If a holder converts more than one share of Convertible Preferred Stock at the same time, the number of Conversion Shares issuable upon the conversion shall be based upon the total number of shares of Convertible Preferred Stock converted.

    (b) Conversion Process. In order to convert shares of the Convertible Preferred Stock into Conversion Shares, the holder thereof shall surrender at the office of any transfer agent for the Convertible Preferred Stock (or in the absence of any transfer agent, the Corporation) the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he or she elects to convert such shares. Shares of the Convertible Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date of surrender of such shares for conversion in accordance with the foregoing provisions (the "Conversion Date"), and the person or persons entitled to receive Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares at such time. As promptly as practicable after the Conversion Date, but in any event within five (5) Business Days after the Conversion Date, the Corporation shall issue and deliver at said office the certificate or certificates for the number of full Conversion Shares issuable upon such conversion, together with a cash payment in lieu of any fraction of a Conversion Share, as hereinafter provided, to the person or persons entitled to receive the same or to the nominee or nominees of such person or persons.

    (c) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment as follows:

      (i) If 122% of the average closing bid price per share of Common Stock quoted on NASDAQ or, if not then traded on NASDAQ, such other exchange, market or system on which the Common Stock is then listed or traded, on the twenty (20) consecutive trading days immediately preceding and including the first anniversary of the Agreement Date (the "Market Value") is less than the Conversion Price, the Conversion Price shall be adjusted to the greater of (x) 122% of the Market Value, and (y) $5.6875 (as adjusted below).

      (ii) In case the Corporation shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of any class of its capital stock to all holders of Common Stock, (3) subdivide any of its outstanding Common Stock into a greater number of shares, or (4) combine any of its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive that number of Conversion Shares representing the percentage of all outstanding shares of Common Stock which the holder of the Convertible Preferred Stock would have owned had such Convertible Preferred Stock been converted immediately prior to the happening of such event and the Conversion Price shall be adjusted accordingly. An adjustment made pursuant to this subsection
    (ii) shall become effective immediately after the record date in the case of a dividend in shares or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

      (iii) In case the Corporation shall issue Common Stock, rights, warrants, options or other convertible securities representing the right to acquire Common Stock (collectively, including the Common Stock, "Equity Equivalents") to all or substantially all holders of any class of its Common Stock or to any other person entitling such person or persons to subscribe for, purchase or otherwise acquire shares of Common Stock (or securities in any manner representing the right to acquire Common Stock) at a price per share that is less than the then Current Market Price per share of Common Stock (as determined in accordance with subsection (v) below), at the record date for the determination of shareholders entitled to receive such Equity Equivalents on the date of issuance thereof or, with respect to issuances to persons other than holders of Convertible Preferred Stock, on the issue date, as applicable, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date or issue date, as applicable, by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date or issue date, as applicable, plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate conversion price of the convertible securities so to be offered) would purchase at such Current Market Price (as defined in subsection (v) below), and of which the denominator shall be the number of shares of Common Stock outstanding on such record date or issue date, as applicable, plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are convertible). Such adjustment shall be made successively whenever any Equity Equivalents are issued, and shall become effective immediately after such record date or such sale date, as applicable. Notwithstanding the foregoing, unless the Requisite Shareholder Approval has previously been obtained, the Conversion Price may not be adjusted pursuant to this Section C(5)(iii) to an amount less than $5.6875 per share (adjusted for stock dividends, stock splits, combinations and the like pursuant to subsection (ii) above). In case the price for subscription or purchase may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors of the Corporation and shall be that value which is agreed upon by at least 66% of the members thereof; provided, that if the holders of a majority of the shares of Convertible Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or, if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors. If at the end of the period during which such Equity Equivalents are exercisable not all such Equity Equivalents shall have been exercised, the adjusted Conversion Price shall be readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

      (iv) In case the Corporation shall distribute to all or substantially all holders of any class of Common Stock any shares of capital stock of the Corporation (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any company other than the Corporation), or shall distribute to all or substantially all holders of any class of Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (iii) above), then in each such case for the purpose of this subsection (iv), the holders of the Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Convertible Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution.

      (v) For the purpose of any computation under subsection (iii) of this Section C(5)(c), the current market price (the "Current Market Price") with respect to shares of Common Stock on any date shall be deemed to be equal to the average of the closing bid prices per share of the Common Stock on NASDAQ or, if not then listed or traded on NASDAQ, such other exchange, market or system that the Common Stock is then listed or traded on, for the 20 consecutive trading days immediately prior to and including the record date or date of issuance with respect to distributions, issuances or other events requiring such computation under subsection (iii) above. If on any such date the shares of such Common Stock are not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the Current Market Price for such shares shall be the fair market value of such shares on such date as determined in good faith by the Board of Directors of the Corporation and shall be the value which is agreed upon by at least 66% of the members thereof, or if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of a nationally recognized stature that is selected by the holders of a majority of the outstanding shares of Convertible Preferred Stock and the Corporation.

      (vi) Certain Exceptions to Anti-Dilution Provisions. There shall be no adjustment of the Conversion Price pursuant to Section C(5)(c)(iii) in the case of Common Stock or securities convertible into or exchangeable for Common Stock to be issued (1) to an employee, consultant, officer or director of the Corporation pursuant to any stock-based incentive plan that has been duly approved by the Corporation's Board of Directors (including the Employee Stock Purchase
    Plan), (2) as part of any arm's length commercial agreement approved by the Board of Directors, so long as such issuance (on an as converted basis) is no greater than 1% of the issued and outstanding (non-diluted) shares of Common Stock, and all such issuances in the aggregate are no greater than 5% of the issued and outstanding (non-diluted) shares of Common Stock, each as in effect immediately prior to such issuance, (3) as part of an underwritten public offering or (4) upon conversion of the Convertible Preferred Stock or upon exercise of the Warrants.

      (vii) Amendment/Modification to Other Securities. Not withstanding any provision in Section C(5)(c) to the contrary and without limitation to any other provision contained in Section C(5)(c), in the event any securities of the Corporation (other than the Convertible Preferred Stock, and those securities set forth as exceptions in Section C(5)(c)(vi)(1)) (collectively, the "Subject Securities"), are amended or otherwise modified by operation of their terms or otherwise (including by operation of such Subject Securities' anti-dilution provisions) in any manner that results in (i) the reduction of the exercise, conversion or exchange price of such Subject Securities payable upon the exercise for, or conversion or exchange into, Common Stock or other securities exercisable for, or convertible or exchangeable into, Common Stock and/or (ii) such Subject Securities becoming exercisable for, or convertible or exchangeable into (A) more shares or dollar amount of such Subject Securities which are, in turn exercisable for, or convertible or exchangeable into, Common Stock, or
    (B) more shares of Common Stock, then such amendment or modification shall be treated for purposes of Section C(5)(c) as if the Subject Securities which have been amended or modified have been terminated and new securities have been issued with the amended or modified terms. The Corporation shall make all necessary adjustments (including successive adjustments if required) to the Conversion Price in accordance with Section C(5)(c), but in no event shall the Conversion Price be greater than it was immediately prior to the application of this Subsection to the transaction in question. On the expiration or termination of any such amended or modified Subject Securities for which adjustment has been made pursuant to the operation of the provisions of this Subsection under Section C(5)(c)(iii), without such Subject Securities having been exercised, converted or exchanged in full pursuant to their terms, the Conversion Price shall be appropriately readjusted in the manner specified in such Section.

    (d) De Minimis Adjustments. No adjustment of the Conversion Price shall be made if the amount of such adjustment would result in a change in the Conversion Price per share of less than $.01, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change in the Conversion Price of $.01 or more per share. Notwithstanding the provisions of the first sentence of this Section C(5)(d), any adjustment postponed pursuant to this Section C(5)(d) shall be made no later than the earlier of (i) three years from the date of the transaction that would, but for the provisions of the first sentence of this Section C(5)(d), have required such adjustment and (ii) immediately prior to the date of any conversion of shares of Convertible Preferred Stock.

    (e) Fractional Shares. Notwithstanding any other provision of the Certificate of Incorporation (including this Certificate of Designation), the Corporation shall not be required to issue fractions of shares of Common Stock upon conversion of any shares of Convertible Preferred Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares, the Corporation may pay therefor, at the time of any conversion of shares of Convertible Preferred Stock as herein provided, an amount in cash equal to such fraction multiplied by the Current Market Price of a share of Common Stock.

    (f) Reorganization, Reclassification, Merger and Sale of Assets Adjustment. If there occurs any capital reorganization or any reclassification of the Common Stock (other than a change for which an adjustment is provided in Section C(5)(c)(ii), (iii) or (iv) above), the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock) or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another Person (each an "Extraordinary Transaction"), then, at the option of the holder of the Convertible Preferred Stock, either:

      (i) each share of Convertible Preferred Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock upon such reorganization, reclassification, consolidation, merger, sale or transfer, in respect of that number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or transfer; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Convertible Preferred Stock. If, in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property (including cash) receivable thereupon by a holder of Convertible Preferred Stock include shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or transfer, then effective provision shall also be made in the certificate of incorporation of such other corporation or otherwise of such additional antidilution provisions as are necessary to protect the interests of the holders of the Convertible Preferred Stock by reason of the foregoing; or

      (ii) each holder of the Convertible Preferred Stock may convert its Convertible Preferred Stock into validly issued, fully paid and non-assessable shares of Common Stock immediately prior to the closing of such consolidation, merger, sale or conveyance (the "Transaction Closing Date") such conversion to be calculated by dividing the Liquidation Value as of the later of (x) the Transaction Closing Date or (y) the third anniversary of the Agreement Date, by the applicable Conversion Price.

  The provisions of Section C(5)(f)(i) shall similarly apply to successive consolidations, mergers, sales or transfers.

    (g) Certificate as to Adjustments. Whenever the number of shares of Common Stock issuable, or the securities or other property deliverable upon the conversion of the Convertible Preferred Stock, shall be adjusted pursuant to the provisions hereof, the Corporation shall promptly give written notice thereof to each holder of shares of Convertible Preferred Stock at such holder's address as it appears on the transfer books of the Corporation and shall forthwith file, at its principal executive office and with any transfer agent or agents for the Convertible Preferred Stock and the Common Stock, a certificate, signed by the President or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer, its Treasurer or one of its Assistant Treasurers, stating the number of shares of Common Stock issuable, or the securities or other property deliverable, per share of Convertible Preferred Stock converted, calculated to the nearest cent or to the nearest one one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

    (h) Reservation of Common Stock. The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Convertible Preferred Stock the maximum number of each of its authorized but unissued shares of Common Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock into Common Stock and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Convertible Preferred Stock.

    (i) No Conversion Charge or Tax. The issuance and delivery of certificates for shares of Common Stock upon the conversion of shares of Convertible Preferred Stock shall be made without charge to the holder of shares of Convertible Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

    (j) No Amendment of Certificate of Incorporation. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any term of the Amended and Restated Certificate of Incorporation, but will at all times in good faith assist in carrying out of all such terms and in taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Convertible Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of stock receivable on the conversion of the Convertible Preferred Stock, (b) will at all times reserve and keep available the maximum number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the full conversion of the outstanding Convertible Preferred Stock, and (c) will take such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the conversion of the Convertible Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

    (k) Notice of Certain Events. In case at any time prior to the conversion of all of the Convertible Preferred Stock:

      (i) the Corporation shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

      (ii) there shall be any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock); or

      (iii) there shall be any capital reorganization by the Corporation;
    or

      (iv) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and shareholders of the Corporation must approve the transaction; or

      (v) there shall be voluntary or involuntary dissolution, liquidation and winding up by the Corporation or dividend or distribution to holders of Common Stock; or

      (vi) any other event described in Section C(5)(c);

then in any one or more of said cases, the Corporation shall cause to be delivered to the holders of Convertible Preferred Stock, at the earliest practicable time (and, in any event, not less than twenty (20) days before any record date or the date set for definitive action), written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Convertible Preferred Stock. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction, as the case may be.

  6. Conversion at the Option of the Corporation.

    (a) Subject to the conditions set forth below, any or all of the Convertible Preferred Stock shall be convertible, at the option of the Corporation, into validly issued, fully paid and non-assessable shares of Common Stock, converted in accordance with Section C(5) mutatis mutandis, at any time following the third anniversary of the Agreement Date, if (but only if):

      (1) the closing bid price per share of Common Stock on NASDAQ, or if not then listed on NASDAQ, such other exchange or market that the Common Stock is listed or traded on, on twenty (20) of the thirty (30) consecutive trading days prior to the day on which the Required Conversion Notice (as defined below) is sent to holders of the Convertible Preferred Stock equals or is greater than 250% of the initial Conversion Price (as adjusted pursuant to Section C(5)(c)(ii)--
    (vii)); and

      (2) a registration statement covering the resale of the Convertible Preferred Stock and the Conversion Shares is effective and has been effective for a minimum of three months; and

      (3) the Common Stock has been listed on a national market or exchange since the effective date of such registration statement, and delisting or suspension has not been threatened; and

      (4) from the Agreement Date through the date on which the Corporation exercises its option to require the conversion of the Convertible Preferred Stock (the "Required Conversion Date"), there has not been a public announcement of a pending Extraordinary Transaction; and

      (5) the Corporation has at all times complied with the terms of this Certificate of Designation and timely delivered Common Stock upon conversion of the Convertible Preferred Stock and exercise of the related Warrants from the Agreement Date through the Required
    Conversion Date; and

      (6) on or before November 30, 2000, the Corporation obtained all stockholder approval required pursuant to any state or federal law and the Requisite Shareholder Approval.

    (b) In order to exercise its right to require conversion, the Corporation shall send a notice to the holders of the Convertible Preferred Stock in accordance with Section D(1), stating the number of shares of Convertible Preferred Stock to be converted and the exercise date (the "Required Conversion Exercise Date") of such conversion (the "Required Conversion Notice"), the notice to be sent a minimum of twenty (20) Business Days prior to such exercise date.

    (c) On the Required Conversion Exercise Date, (i) the Corporation shall issue and deliver to the office of the transfer agent for its Convertible Preferred Stock the certificate or certificates for the number of full shares of Common Stock issuable upon such conversion together with a cash payment in lieu of any fraction in a Common Stock share for the benefit of the person or persons entitled to receive the same or to the nominee or nominees of such person; and (ii) each holder of the Convertible Preferred Stock shall surrender at said office the certificate or certificates representing the shares of the Convertible Preferred Stock that were the subject of the Required Conversion Notice duly endorsed to the Corporation or in blank.


    (d) If the Corporation chooses to convert only part of the issued and outstanding shares of Convertible Preferred Stock, then a pro rata portion of each holders shares of Convertible Preferred Stock shall be converted, such pro rata portion to be determined in accordance with the following formula:

   Number of shares of......................... Total number of shares of
                                                Convertible Preferred Stock to
                                                be converted

   Convertible Preferred Stock held by holder.. Total number of issued and outstanding shares of
                                                Convertible Preferred Stock

  7. Redemption.

    (a) Mandatory Redemption. On the fifth anniversary of the Agreement Date (the "Mandatory Redemption Date"), the Corporation shall either (i) redeem each outstanding share of Convertible Preferred Stock, at a redemption price per share equal to the Liquidation Value or, at its option (but only to the extent it is not prohibited from converting the Convertible Preferred Stock pursuant to this Section (7)(a)), (ii) convert each outstanding share of Convertible Preferred Stock into validly issued, fully paid and non-assessable shares of Common Stock at a Conversion Price equal to 95% of the average closing bid price per share of Common Stock quoted on NASDAQ or, if not then listed on NASDAQ, such other exchange, market or system on which the Common Stock is then listed or traded, on the twenty
  (20) consecutive trading days immediately preceding and including the Mandatory Redemption Date (the "Redemption Conversion Price") in accordance with Section C(5)(a) mutatis mutandis (applying the Redemption Conversion Price). The total sum payable or the total number of Common Stock shares to be received, as applicable, per share of Convertible Preferred Stock to be redeemed or converted, as applicable (the "Redeemed Shares"), on the Mandatory Redemption Date is hereinafter referred to as the "Redemption Price," and the payment to be made or the Common Stock to be received as applicable, on the Mandatory Redemption Date for the Redeemed Shares is hereinafter referred to as the "Redemption Payment." Upon written notice from the Corporation, to be provided at least twenty (20) Business Days prior to the Mandatory Redemption Date and to specify whether the Corporation is redeeming the shares in accordance with Section C(7)(a)(i) or converting the shares in accordance with Section C(7)(a)(ii), and payment in full of the Redemption Payment, each holder of Convertible Preferred Stock so redeemed or converted, as applicable, shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its Convertible Preferred Stock, certificates representing the shares so redeemed or converted, duly endorsed in blank or accompanied by proper instruments of transfer. On the Mandatory Redemption Date, the Corporation shall deliver to the office of said transfer agent the Redemption Price in full (i) in cash if the Corporation redeems the Convertible Preferred Stock in accordance with Section C(7)(a)(i), or (ii) if the Corporation converts the Convertible Preferred Stock in accordance with Section C(7)(a)(ii), in stock certificates of full shares of Common Stock issuable upon such conversion, together with a cash payment in lieu of any fractions of Common Stock, on behalf of the person or persons entitled to receive the same or to the nominee or nominees of such person. The provisions of this Section C(7)(a) shall only apply to shares of Convertible Preferred Stock not converted into Common Stock prior to the Mandatory Redemption Date, and nothing herein shall prohibit a holder of Convertible Preferred Stock from converting its shares at any time prior to the Mandatory Redemption Date. Notwithstanding the foregoing, unless the Requisite Shareholder Approval has previously been obtained, the Corporation shall not issue any shares of Common Stock pursuant to this Section C(7)(a), and the Convertible Preferred Stock may not be redeemed for Common Stock (and instead such shares shall be redeemed for cash) if and to the extent that the Redemption Conversion Price is less than $5.6875 (as adjusted for stock dividends, stock splits, combinations and the like pursuant to Section C(5)(c)(ii)).

    (b) Termination of Rights. Except as otherwise set forth herein, on and after the Mandatory Redemption Date all rights of any holder of Convertible Preferred Stock as a holder of Redeemed Shares shall cease and terminate; and such Redeemed Shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; except that, if the Corporation defaults in the payment of the Redemption Payment for any reason, the rights, preferences and privileges of the holders of Convertible Preferred Stock shall continue to inure to the benefit of the holders of Convertible Preferred Stock until the Corporation cures such default.

  8. Status on Conversion or Redemption. Upon any conversion or redemption of shares of the Convertible Preferred Stock and payment in full of the Redemption Price or Conversion Shares, as applicable, the shares of Convertible Preferred Stock so converted or redeemed shall be canceled.

  D. General Provisions.

  1. Notices. Except as otherwise expressly provided, whenever notices or other communications are required to be made, delivered or otherwise given to holders of shares of the Convertible Preferred Stock, the notice or other communication shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery, addressed to the Persons shown on the books of the Corporation as such holders at the addresses as they appear in the books of the Corporation, as of a record date or dates determined in accordance with the Corporation's Amended and Restated Certificate of Incorporation and By-laws and applicable law, as in effect from time to time. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the U.S. mail, postage prepaid, if mailed; and when receipt is acknowledged verbally or in writing (but not mechanically), if telecopied.

  2. HSR Act. If a holder of shares of Convertible Preferred Stock is required to make a filing pursuant to the HSR Act (an "HSR Filing" and such holder an "HSR Filing Holder") prior to the conversion of its share of Convertible Preferred Stock into Common Stock, the exercise shall be deemed to have occurred as of the date such holder files the HSR Filing; provided, however, that the surrender of the certificates representing the shares of Convertible Preferred Stock to the Company, the issuance of the Conversion Shares and any changes in the transfer ledgers of the Company pursuant to such conversion, shall be subject to, and shall take place on the Business Day following, the expiration or termination of the applicable waiting period under the HSR Act. The HSR Filing Holder shall deliver written notice (the "HSR Notice") of its intent to convert its shares of Convertible Preferred Stock and to make an HSR Filing no later than one (1) Business Day prior to the date of such filing and the Company shall be required to file its HSR Filing in connection with such conversion no later than five (5) Business Days following the receipt of the HSR Notice.

  3. Certain Remedies. Any registered holder of shares of Convertible Preferred Stock shall be entitled to an injunction or injunctions to prevent violations of the provisions of this Certificate of Designation and to enforce specifically the terms and provisions of this Certificate of Designation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity. Notwithstanding the foregoing, the observance of any term of this Certificate of Designation which benefits only the holders of the Convertible Preferred Stock may be waived by holders of at least 66% of all issued and outstanding Convertible Preferred Stock provided that, so long as there is a Majority Shareholder, any such waiver must also be approved by a majority of the issued and outstanding shares of Convertible Preferred Stock excluding the shares and approval of the Majority Shareholder (either generally or in a particular instance and either retroactively or prospectively).

  4. Invalidity. If any right, preference or limitation of the Convertible Preferred Stock set forth herein (as amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this
Section 2 (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall not be deemed dependant upon any other such right, preference or limitation unless so expressed herein.

  E. Definitions. For the purposes of this Certificate of Designation, the following terms shall have the meanings indicated:

  "Agreement Date" means August 8, 2000.

  "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

  "Amended and Restated Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation, as amended from time to time (including, without limitation, by any certificate of amendment or certificate of designation), of the Corporation and/or its Subsidiaries, as the context may require.

  "Business Day" means any day except a Saturday, a Sunday, or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

  "By Laws" means the by-laws, as amended, of the Corporation and/or its Subsidiaries, as the context may require.

  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

  "Common Stock" means the Corporation's Common Stock, par value $.001 per share.

  "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

  "including," when followed by one or more items, means including but not limited to such items, unless the context clearly requires otherwise.

  "Liquidation Value" means, with respect to each share of Convertible Preferred Stock, an amount equal to the Stated Value per share of Convertible Preferred Stock plus (x) the Accreted Amount as of such date and (y) an amount equal to any dividends accrued but not yet not paid under Section C(2)(b).

  "Majority Shareholder" means the Oak Hill Entities (as defined in the Securities Purchase Agreement) and their Affiliates, so long as they collectively own at least 33% of the outstanding shares of the Convertible Preferred Stock, and any transferee of the Oak Hill Entities and their Affiliates if such transferee and its Affiliates (x) purchase over 50% of the outstanding shares of Convertible Preferred Stock from the Oak Hill Entities and their Affiliates and (y) continue to collectively own at least 33% of the outstanding shares of Convertible Preferred Stock.

  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

  "Person" means any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

  "Requisite Shareholder Approval" means the approval by the stockholders of the Corporation (i) required by the NASDAQ to permit the conversion of the Series B Preferred Stock into Convertible Preferred Stock and any adjustments in the number of shares of Common Stock issuable upon conversion or redemption thereof pursuant to the provisions of this Certificate of Designations and
(ii) to permit the increase of the authorized capital of the Corporation to allow conversion of all authorized shares of the Convertible Preferred Stock and the exercise of the Warrants.

  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

  "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of August 8, 2000, among the Corporation and the initial holders of the Convertible Preferred Stock.

  "Stated Value" means $100,000 per share for each of the then outstanding shares of Convertible Preferred Stock.

  "Subsidiary" means, with respect to any Person, a corporation or other entity of which more than 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Certificate of Designation shall refer to a Subsidiary or Subsidiaries of the Corporation.

  "Warrants" means the warrants to purchase common stock of the Corporation issued pursuant to the Securities Purchase Agreement.

  IN WITNESS WHEREOF, said eGAIN COMMUNICATIONS CORPORATION has caused this Certificate of Designation of Convertible Preferred Stock to be duly executed by its duly authorized officer, this 21st day of August, 2000.

                                          eGAIN COMMUNICATIONS CORPORATION

                                                  /s/ Harpreet Grewal
                                          By: _________________________________
                                            Name: Harpreet Grewal
                                            Title:  CFO

                                                                        ANNEX B
                 CERTIFICATE OF DESIGNATION OF 6.75% SERIES B
                    CUMULATIVE CONVERTIBLE PREFERRED STOCK

                                      OF

                       eGAIN COMMUNICATIONS CORPORATION

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware

  eGAIN COMMUNICATIONS CORPORATION, a corporation organized under the laws of the State of Delaware (the "Corporation"), certifies that, pursuant to the authority contained in its Amended and Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, $.001 par value per share, designated 6.75% Series B Cumulative Convertible Preferred
Stock:

  RESOLVED, that the series of authorized Preferred Stock, par value $.001 per share, designated 6.75% Series B Cumulative Convertible Preferred Stock of the Corporation be hereby created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

  A. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section E; and

  B. The Corporation shall have authority to issue 850 shares of 6.75% of Series B Cumulative Convertible Preferred Stock, $.001 par value per share (the "Convertible Preferred Stock").

  C. The voting powers, preferences and relative, participating, optional and other special rights of the shares of the Convertible Preferred Stock, and the qualifications, limitations and restrictions thereof are as follows:

  1. Ranking. The Convertible Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank pari passu with the Corporation's Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock"), and rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized.

  2. Accretion of Liquidation Value; Dividends and Distributions. The Liquidation Value of the Convertible Preferred Stock shall increase, and the holders of shares of Convertible Preferred Stock shall be entitled to receive dividends as, when and if declared by the Board of Directors, out of funds legally available therefor ("Legally Available Funds"), as follows:

    (a) Accretion of Liquidation Value. The Liquidation Value of each share of Convertible Preferred Stock shall increase and accumulate on a daily basis (whether or not declared) from the Agreement Date at an annual rate equal to 6.75% of the Stated Value thereof, from the Agreement Date to the first Compounding Date (as defined below), and thereafter of the Liquidation Value as of the most recent Compounding Date, calculated on the basis of a 365-day year, and shall compound on a semi-annual basis on June 30 and December 31 of each year (each, a "Compounding Date"), whether or not declared. The cumulative amount by which the Liquidation Value is increased pursuant to this Section C(2)(a) shall be referred to as the "Accreted Amount."

    (b) Participating Dividends. If the Board of Directors of the Corporation shall declare a dividend or make any other distribution (including in cash or other property or assets), to holders of shares of Common Stock, other than a dividend payable solely in shares of Common Stock, then the holders of each share of Convertible Preferred Stock shall be entitled to receive, out of Legally Available Funds, a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of shares of Common Stock for which such share of Convertible Preferred Stock is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Convertible Preferred Stock at the same time such dividend or distribution is made to holders of Common Stock. Dividends payable pursuant to this Section C(2)(b) shall be payable in the same form paid to the holders of the Common Stock. The Board of Directors may fix a record date for the determination of holders of shares of Convertible Preferred Stock entitled to receive payment of any dividends payable pursuant to this Section C(2)(b), which record date shall not be more than 60 days nor less than 10 days prior to the applicable dividend payment date. Upon the occurrence of either (i) a consolidation, merger or other business combination or recapitalization or refinancing of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction, or
  (ii) a sale, lease, exchange, transfer or other disposition (including by merger, consolidation or otherwise) of assets constituting all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to a Person or group of Persons, all unpaid accrued or accumulated dividends on Convertible Preferred Stock shall be immediately due and payable.

    (c) Dividends Pro Rata. All dividends paid with respect to shares of Convertible Preferred Stock shall be paid pro rata to the holders entitled thereto. If the Legally Available Funds shall be insufficient for the payment of the entire amount of cash dividends payable at any dividend payment date, such funds shall be allocated pro rata for the payment of dividends with respect to the shares of Convertible Preferred Stock based upon the aggregate Liquidation Value of the outstanding shares of Convertible Preferred Stock.

  3. Voting Rights. Except as required by law or by this Section C(3), the holders of the Convertible Preferred Stock shall not be entitled to vote on any matter voted on by the Stockholders of the Corporation. None of the following actions may be taken, directly or indirectly, by the Corporation or any of its Subsidiaries, without the approval of the holders of at least 66 % of all issued and outstanding shares of Convertible Preferred Stock, voting in person or by proxy, at a special or annual meeting called for the purpose or by written consent:

    (a) The adoption of an amendment, restatement or modification of the Amended and Restated Certificate of Incorporation, By-laws, certificates of designation or other governance documents which would change or otherwise adversely affect the rights of the holders of the Convertible Preferred Stock; and

    (b) The authorization, creation or issuance of any shares of capital stock or other equity or equity-linked securities which are ranked prior to, or are pari passu with, the Convertible Preferred Stock (except for 36 shares of Series A Preferred Stock and additional shares thereof issued upon conversion hereof).

So long as there is a Majority Shareholder, any of the actions set forth in Section C(3) must also be approved by a majority of the issued and outstanding shares of Convertible Preferred Stock, excluding the shares and vote of the Majority Shareholder, voting in person or by proxy at a special or annual meeting called for the purpose or by written consent.

  4. Liquidation, Dissolution or Winding Up.

    (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of Common Stock or of any other capital stock ranking in any such event junior to the Convertible Preferred Stock, the holders of shares of Convertible Preferred Stock shall be entitled to be paid the greater of: (i) the Liquidation Value, or (ii) an amount equal to the amount that the holders of shares of Convertible Preferred Stock would be entitled to receive in connection with such liquidation, dissolution or winding up if all of the holders of Convertible Preferred Stock had converted their shares into Common Stock immediately prior to any relevant record date or payment in connection with such liquidation, dissolution or winding up.

    (b) If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Convertible Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Convertible Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

    (c) A consolidation, merger or other business combination of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling a majority of the voting securities of the continuing or surviving entity immediately following such transaction shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section C(4) (unless in connection therewith the liquidation of the Corporation is specifically approved).

  5. Conversion.

    (a) Automatic Conversion Upon Shareholder Approval. Each share of the Convertible Preferred Stock shall, upon the Requisite Shareholder Approval, immediately, automatically and without any further action by or notice to or by the Corporation, any holder thereof or any other Person, convert into one share of the Corporation's Series A Preferred Stock. Following such automatic conversion, each certificate that had previously represented outstanding shares of the Convertible Preferred Stock shall represent shares of the Series A Preferred Stock. The Corporation shall, following such automatic conversion, upon submission by any holder of a certificate that formerly represented shares of Convertible Preferred Stock, exchange such certificate for a new certificate that represents an equal number of shares of the Series A Preferred Stock, without any cost or expense to such holder.

    (b) Stockholders Right to Convert. If the Requisite Shareholder Approval has not been obtained, each share of the Convertible Preferred Stock shall be convertible at any time on or after the earlier of a Special Liquidity Event (as defined below) or November 30, 2000, at the option of the holder thereof, into validly issued, fully paid and non-assessable shares of the Corporation's Series C Cumulative Redeemable Preferred Stock (the "Conversion Shares") at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price shall be initially $92.517 per share. The number of Conversion Shares issuable upon conversion of a share of Convertible Preferred Stock is determined by dividing the Liquidation Value (inclusive of any accrued and unpaid dividends) of a share of Convertible Preferred Stock by the Conversion Price in effect on the Conversion Date (as hereinafter defined) and rounding the result to the nearest 1/100th of a share. The Conversion Price shall be subject to adjustment as provided in Section C(5)(d) below. If a holder converts more than one share of Convertible Preferred Stock at the same time, the number of Conversion Shares issuable upon the conversion shall be based upon the total number of shares of Convertible Preferred Stock converted.

    (c) Conversion Process. In order to convert shares of the Convertible Preferred Stock into Conversion Shares, the holder thereof shall surrender at the office of any transfer agent for the Convertible Preferred Stock (or in the absence of any transfer agent, the Corporation) the certificate or certificates therefor, duly endorsed to the Corporation or in blank, and give written notice to the Corporation at said office that he or she elects to convert such shares. Shares of the Convertible Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the date of surrender of such shares for conversion in accordance with the foregoing provisions (the "Conversion Date"), and the person or persons entitled to receive Conversion Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Shares at such time. As promptly as practicable after the Conversion Date, but in any event within five (5) Business Days after the Conversion Date, the Corporation shall issue and deliver at said office the certificate or certificates for the number of full Conversion Shares issuable upon such conversion, together with a cash payment in lieu of any fraction of a Conversion Share, as hereinafter provided, to the person or persons entitled to receive the same or to the nominee or nominees of such person or persons.

    (d) Conversion Price Adjustments. The Conversion Price shall be subject to adjustment as follows:

      (i) If 1220% of the average closing bid price per share of Common Stock quoted on NASDAQ or, if not then traded on NASDAQ, such other exchange, market or system on which the Common Stock is then listed or traded, on the twenty (20) consecutive trading days immediately preceding and including the first anniversary of the Agreement Date (the "Market Value") is less than the Conversion Price, the Conversion Price shall be adjusted to the greater of (x) 1220% of the Market Value on the first anniversary of the Agreement Date, and (y) $56.875, (as adjusted below).

      (ii) In case the Corporation shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of any class of its capital stock to all holders of Common Stock, (3) subdivide any of its outstanding Common Stock into a greater number of shares, or (4) combine any of its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any shares of Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive that number of Conversion Shares representing the percentage of all outstanding shares of Common Stock which the holder of the Convertible Preferred Stock would have owned had each share of Convertible Preferred Stock been convertible into ten (10) shares of Common Stock in lieu of the Conversion Shares, and such conversion into Common Stock took place immediately prior to the happening of such event and the Conversion Price shall be adjusted accordingly. An adjustment made pursuant to this subsection (ii) shall become effective immediately after the record date in the case of a dividend in shares or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

      (iii) In case the Corporation shall issue Common Stock, rights, warrants, options or other convertible securities representing the right to acquire Common Stock (collectively, including the Common Stock, "Equity Equivalents") to all or substantially all holders of any class of its Common Stock or to any other person entitling such person or persons to subscribe for, purchase or otherwise acquire shares of Common Stock (or securities in any manner representing the right to acquire Common Stock) at a price per share that is less than the then Current Market Price per share of Common Stock (as determined in accordance with subsection (v) below), at the record date for the determination of shareholders entitled to receive such Equity Equivalents on the date of issuance thereof or, with respect to issuances to persons other than holders of Convertible Preferred Stock, on the issue date, as applicable, the Conversion Price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to such record date or issue date, as applicable, by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on such record date or issue date, as applicable, plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so to be offered (or the aggregate conversion price of the convertible securities so to be offered) would purchase at such Current Market Price (as defined in subsection (v) below), and of which the denominator shall be the number of shares of Common Stock outstanding on such record date or issue date, as applicable, plus the number of additional shares of Common Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are convertible). Such adjustment shall be made successively whenever any Equity Equivalents are issued, and shall become effective immediately after such record date or such sale date, as applicable. In case such price for subscription or purchase may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined in good faith by the Board of Directors of the Corporation and shall be that value which is agreed upon by at least 66 % of the members thereof; provided, that if the holders of a majority of the shares of Convertible Preferred Stock object to such valuation as determined by the Board of Directors within fifteen (15) days of receipt of written notice of such valuation or, if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of nationally recognized stature that is selected by a majority of the members of the Board of Directors. If at the end of the period during which such Equity Equivalents are exercisable not all such Equity Equivalents shall have been exercised, the adjusted Conversion Price shall be readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon conversion of convertible securities actually issued).

      (iv) In case the Corporation shall distribute to all or substantially all holders of any class of Common Stock any shares of capital stock of the Corporation (other than Common Stock), evidences of indebtedness or other non-cash assets (including securities of any company other than the Corporation), or shall distribute to all or substantially all holders of any class of Common Stock rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (iii) above), then in each such case for the purpose of this subsection (iv), the holders of the Convertible Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Convertible Preferred Stock would be convertible as of the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution if each share of Convertible Preferred Stock would be convertible into ten shares of Common Stock in lieu of each Conversion Share.

      (v) For the purpose of any computation under subsection (iii) of this Section C(5)(d), the current market price (the "Current Market Price") with respect to shares of Common Stock on any date shall be deemed to be equal to the average of the closing bid prices per share of the Common Stock on NASDAQ or, if not then listed or traded on NASDAQ, such other exchange, market or system that the Common Stock is then listed or traded on, for the 20 consecutive trading days immediately prior to and including the record date or date of issuance with respect to distributions, issuances or other events requiring such computation under subsection (iii) above. If on any such date the shares of such Common Stock are not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the Current Market Price for such shares shall be the fair market value of such shares on such date as determined in good faith by the Board of Directors of the Corporation and shall be the value which is agreed upon by at least 66 % of the members thereof, or if such percentage of the members of the Board of Directors of the Corporation are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of a nationally recognized stature that is selected by the holders of a majority of the outstanding shares of Convertible Preferred Stock and the Corporation.

      (vi) Certain Exceptions to Anti-Dilution Provisions. There shall be no adjustment of the Conversion Price pursuant to Section C(5)(d)(iii) in the case of Common Stock or securities convertible into or exchangeable for Common Stock to be issued (1) to an employee, consultant, officer or director of the Corporation pursuant to any stock-based incentive plan that has been duly approved by the Corporation's Board of Directors (including the Employee Stock Purchase
    Plan), (2) as part of any arm's length commercial agreement approved by the Board of Directors, so long as such issuance (on an as converted basis) is no greater than 1% of the issued and outstanding (non-diluted) shares of Common Stock, and all such issuances in the aggregate are no greater than 5% of the issued and outstanding (non-diluted) shares of Common Stock, each as in effect immediately prior to such issuance, (3) as part of an underwritten public offering or (4) upon conversion of the Convertible Preferred Stock or upon exercise of the Warrants.

      (vii) Amendment/Modification to Other Securities. Notwithstanding any provision in Section C(5)(d) to the contrary and without limitation to any other provision contained in Section C(5)(d), in the event any securities of the Corporation (other than the Convertible Preferred Stock and those securities set forth as exceptions in Section C(5)(d)(vi)(1)) (collectively, the "Subject Securities"), are amended or otherwise modified by operation of their terms or otherwise (including by operation of such Subject Securities' anti-dilution provisions) in any manner that results in (i) the reduction of the exercise, conversion or exchange price of such Subject Securities payable upon the exercise for, or conversion or exchange into, Common Stock or other securities exercisable for, or convertible or exchangeable into, Common Stock and/or (ii) such Subject Securities becoming exercisable for, or convertible or exchangeable into (A) more shares or dollar amount of such Subject Securities which are, in turn exercisable for, or convertible or exchangeable into, Common Stock, or (B) more shares of Common Stock, then such amendment or modification shall be treated for purposes of Section C(5)(d) as if the Subject Securities which have been amended or modified have been terminated and new securities have been issued with the amended or modified terms. The Corporation shall make all necessary adjustments (including successive adjustments if required) to the Conversion Price in accordance with Section C(5)(d), but in no event shall the Conversion Price be greater than it was immediately prior to the application of this Subsection to the transaction in question. On the expiration or termination of any such amended or modified Subject Securities for which adjustment has been made pursuant to the operation of the provisions of this Subsection under Section C(5)(d)(iii), without such Subject Securities having been exercised, converted or exchanged in full pursuant to their terms, the Conversion Price shall be appropriately readjusted in the manner specified in such Section.

    (e) De Minimis Adjustments. No adjustment of the Conversion Price shall be made if the amount of such adjustment would result in a change in the Conversion Price per share of less than $.01, but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change in the Conversion Price of $.01 or more per share. Notwithstanding the provisions of the first sentence of this Section C(5)(e), any adjustment postponed pursuant to this Section C(5)(e) shall be made no later than the earlier of (i) three years from the date of the transaction that would, but for the provisions of the first sentence of this Section C(5)(e), have required such adjustment and (ii) immediately prior to the date of any conversion of shares of Convertible Preferred Stock.

    (f) Fractional Shares. The Corporation shall be required to issue fractions of Conversion Shares upon conversion of any shares of Convertible Preferred Stock and to distribute certificates which evidence fractional shares of Conversion Shares, rounded to the nearest 1/1000 of a share.

    (g) Reorganization, Reclassification, Merger and Sale of Assets Adjustment. If there occurs any capital reorganization or any reclassification of the Common Stock (other than a change for which an adjustment is provided in Section C(5)(d)(ii), (iii) or (iv) above), the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock) or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another Person (each an "Extraordinary Transaction"), then, at the option of the holder of the Convertible Preferred Stock, either:

      (i) each share of Convertible Preferred Stock shall thereafter be convertible into the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock upon such reorganization, reclassification, consolidation, merger, sale or transfer, in respect of that number of shares of Common Stock into which such share of Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, consolidation, merger, sale or transfer if each share of Convertible Preferred Stock would be convertible into ten shares of Common Stock in lieu of each Conversion Share; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Corporation) shall be made to assure that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon the conversion of the Convertible Preferred Stock. If, in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property (including cash) receivable thereupon by a holder of Convertible Preferred Stock include shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or transfer, then effective provision shall also be made in the certificate of incorporation of such other corporation or otherwise of such additional antidilution provisions as are necessary to protect the interests of the holders of the Convertible Preferred Stock by reason of the foregoing; or

      (ii) each holder of the Convertible Preferred Stock may convert its Convertible Preferred Stock into validly issued, fully paid and non-assessable Conversion Shares immediately prior to the closing of such consolidation, merger, sale or conveyance (the "Transaction Closing Date"), such conversion to be calculated by dividing the Liquidation Value, as of the later of (x) the Transaction Closing Date or (y) the third anniversary of the Agreement Date, by the applicable Conversion Price.

The provisions of Section C(5)(g)(i) shall similarly apply to successive consolidations, mergers, sales or transfers.

    (h) Certificate as to Adjustments. Whenever the Conversion Price, or the securities or other property deliverable upon the conversion of the Convertible Preferred Stock, shall be adjusted pursuant to the provisions hereof, the Corporation shall promptly give written notice thereof to each holder of shares of Convertible Preferred Stock at such holder's address as it appears on the transfer books of the Corporation and shall forthwith file, at its principal executive office and with any transfer agent or agents for the Convertible Preferred Stock and the Series C Cumulative Redeemable Preferred Stock, a certificate, signed by the President or one of the Vice Presidents of the Corporation, and by its Chief Financial Officer, its Treasurer or one of its Assistant Treasurers, stating the number of Conversion Shares, or the securities or other property deliverable, per share of Convertible Preferred Stock converted, calculated to the nearest cent or to the nearest one one-hundredth of a share and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

    (i) Reservation of Conversion Shares. The Corporation shall at all times reserve and keep available for issuance upon the conversion of the shares of Convertible Preferred Stock the maximum number of each of its authorized but unissued shares of Series C Cumulative Redeemable Preferred Stock as is reasonably anticipated to be sufficient to permit the conversion of all outstanding shares of Convertible Preferred Stock into Conversion Shares and shall take all action required to increase the authorized number of shares of Series C Cumulative Redeemable Preferred Stock if at any time there shall be insufficient authorized but unissued shares of Series C Cumulative Redeemable Preferred Stock to permit such reservation or to permit the conversion of all outstanding shares of Convertible Preferred Stock.

    (j) No Conversion Charge or Tax. The issuance and delivery of certificates for shares of Common Stock upon the conversion of shares of Convertible Preferred Stock shall be made without charge to the holder of shares of Convertible Preferred Stock for any issue or transfer tax, or other incidental expense in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Corporation.

    (k) No Amendment of Certificate of Incorporation. The Corporation will not, by amendment of its Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any term of the Amended and Restated Certificate of Incorporation, but will at all times in good faith assist in carrying out of all such terms and in taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of Convertible Preferred Stock against dilution or other impairment. Without limiting the generality of the foregoing, the Corporation (i) will not increase the par value of any shares of stock receivable on the conversion of the Convertible Preferred Stock, (ii) will at all times reserve and keep available the maximum number of its authorized shares of Series C Cumulative Redeemable Preferred Stock, free from all preemptive rights therein, which will be sufficient to permit the full conversion of the Convertible Preferred Stock, and (iii) will take such action as may be necessary or appropriate in order that all Conversion Shares as may be issued pursuant to the conversion of the Convertible Preferred Stock will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

    (l) Notice of Certain Events. In case at any time prior to the conversion of all of the Convertible Preferred Stock:

      (i) the Corporation shall authorize the granting to all the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

      (ii) there shall be any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock); or

      (iii) there shall be any capital reorganization by the Corporation;
    or

      (iv) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation and shareholders of the Corporation must approve the transaction; or

      (v) there shall be voluntary or involuntary dissolution, liquidation and winding up by the Corporation or dividend or distribution to holders of Common Stock; or

      (vi) any other event described in Section C(5)(d);

then in any one or more of said cases, the Corporation shall cause to be delivered to the holders of Convertible Preferred Stock, at the earliest practicable time (and, in any event, not less than twenty (20) days before any record date or the date set for definitive action), written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction shall take place, as the case may be. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the kind and amount of the shares of stock and other securities and property deliverable upon conversion of the Convertible Preferred Stock. Such notice shall also specify the date, if known, as of which the holders of record of the Common Stock shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their shares of the Common Stock for securities or other property (including cash) deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up or other transaction, as the case may be.

  6. Redemption.

    (a) Mandatory Redemption. On the fifth anniversary of the Agreement Date (the "Mandatory Redemption Date"), the Corporation shall either (i) redeem each outstanding share of Convertible Preferred Stock, at a redemption price per share equal to the Liquidation Value, or, at its option, (ii) convert each outstanding share of Convertible Preferred Stock into validly issued, fully paid and non-assessable shares of Series C Cumulative Redeemable Preferred Stock at a Conversion Price equal to 950% of the average closing bid price per share of Common Stock quoted on NASDAQ or, if not then listed on NASDAQ, such other exchange, market or system on which the Common Stock is then listed or traded, on the twenty (20) consecutive trading days immediately preceding and including the Mandatory Redemption Date (the "Redemption Conversion Price") in accordance with Section C(5)(b) mutatis mutandis (applying the Redemption Conversion Price). The total sum payable or the total number of Series C Cumulative Redeemable Preferred Stock shares to be received, as applicable, per share of Convertible Preferred Stock to be redeemed or converted, as applicable (the "Redeemed Shares"), on the Mandatory Redemption Date is hereinafter referred to as the "Redemption Price," and the payment to be made or the Conversion Shares to be received as applicable, on the Mandatory Redemption Date for the Redeemed Shares is hereinafter referred to as the "Redemption Payment." Upon written notice from the Corporation, to be provided at least twenty
  (20) Business Days prior to the Mandatory Redemption Date and to specify whether the Corporation is redeeming the shares in accordance with Section C(6)(a)(i) or converting the shares in accordance with Section C(6)(a)(ii), and payment in full of the Redemption Payment, each holder of Convertible Preferred Stock so redeemed or converted, as applicable, shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its Convertible Preferred Stock, certificates representing the shares so redeemed or converted, duly endorsed in blank or accompanied by proper instruments of transfer. On the Mandatory Redemption Date, the Corporation shall deliver to the office of said transfer agent the Redemption Price in full (i) in cash if the Corporation redeems the Convertible Preferred Stock in accordance with Section C(7)(a)(i), or (ii) if the Corporation converts the Convertible Preferred Stock in accordance with Section C(7)(a)(ii), in stock certificates representing shares of Series C Cumulative Redeemable Preferred Stock issuable upon such conversion on behalf of the person or persons entitled to receive the same or to the nominee or nominees of such person. This Section C(6)(a) shall only apply to shares of Convertible Preferred Stock not converted into Conversion Shares prior to the Mandatory Redemption Date, and nothing herein shall prohibit a holder of Convertible Preferred Stock from converting its shares at any time prior to the Mandatory Redemption Date.

    (b) Termination of Rights. Except as otherwise set forth herein, on and after the Mandatory Redemption Date all rights of any holder of Convertible Preferred Stock as a holder of Redeemed Shares shall cease and terminate; and such Redeemed Shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; except that, if the Corporation defaults in the payment of the Redemption Payment for any reason, the rights, preferences and privileges of the holders of Convertible Preferred Stock shall continue to inure to the benefit of the holders of Convertible Preferred Stock until the Corporation cures such default.

  7. Status on Conversion or Redemption. Upon any conversion or redemption of shares of the Convertible Preferred Stock and payment in full of the Redemption Price or Conversion Shares, as applicable, the shares of Convertible Preferred Stock so converted or redeemed shall be canceled.

  D. General Provisions.

  1. Notices. Except as otherwise expressly provided, whenever notices or other communications are required to be made, delivered or otherwise given to holders of shares of the Convertible Preferred Stock, the notice or other communication shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery, addressed to the Persons shown on the books of the Corporation as such holders at the addresses as they appear in the books of the Corporation, as of a record date or dates determined in accordance with the Corporation's Amended and Restated Certificate of Incorporation and By-laws and applicable law, as in effect from time to time. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the U.S. mail, postage prepaid, if mailed; and when receipt is acknowledged verbally or in writing (but not mechanically), if telecopied.

  2. Certain Remedies. Any registered holder of shares of Convertible Preferred Stock shall be entitled to an injunction or injunctions to prevent violations of the provisions of this Certificate of Designation and to enforce specifically the terms and provisions of this Certificate of Designation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity. Notwithstanding the foregoing, the observance of any term of this Certificate of Designation which benefits only the holders of the Convertible Preferred Stock may be waived by holders of at least 66 % of all issued and outstanding Convertible Preferred Stock, so long as there is a Majority Shareholder, any such waiver must also be approved by a majority of the issued and outstanding shares of Convertible Preferred Stock excluding the shares and approval of the Majority Shareholder (either generally or in a particular instance and either retroactively or prospectively).

  3. Invalidity. If any right, preference or limitation of the Convertible Preferred Stock set forth herein (as amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this
Section 3 (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall not be deemed dependant upon any other such right, preference or limitation unless so expressed herein.

  E. Definitions. For the purposes of this Certificate of Designation, the following terms shall have the meanings indicated:

  "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

  "Agreement Date" means August 8, 2000.

  "Amended and Restated Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation, as amended from time to time (including, without limitation, by any certificate of amendment or certificate of designation), of the Corporation and/or its Subsidiaries, as the context may require.

  "Business Day" means any day except a Saturday, a Sunday, or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

  "By Laws" means the by-laws, as amended, of the Corporation and/or its Subsidiaries, as the context may require.

  "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

  "Common Stock" means the Corporation's Common Stock, par value $.001 per share.

  "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

  "including," when followed by one or more items, means including but not limited to such items, unless the context clearly requires otherwise.

  "Liquidation Value" means, with respect to each share of Convertible Preferred Stock, an amount equal to the Stated Value per share of Convertible Preferred Stock plus (x) the Accreted Amount as of such date and (y) an amount equal to any dividends accrued but not yet paid under Section C(2)(b).

  "Majority Shareholder" means the Oak Hill Entities (as defined in the Securities Purchase Agreement) and their Affiliates, so long as they collectively own at least 33% of the outstanding shares of the Convertible Preferred Stock, and any transferee of the Oak Hill Entities and their Affiliates if such transferee and its Affiliates (x) purchase over 50% of the outstanding shares of Convertible Preferred Stock from the Oak Hill Entities and their Affiliates and (y) continue to collectively own at least 33% of the outstanding shares of Convertible Preferred Stock.

  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

  "Person" means any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

  "Requisite Shareholder Approval" means the approval by the stockholders of the Corporation required by the NASDAQ to permit the conversion of the Convertible Preferred Stock pursuant to Section C(5)(a) and any adjustments in the number of shares of Common Stock issuable upon conversion or redemption thereof pursuant to the provisions of this Certificate of Designations and the Series A Preferred Stock Certificate of Designations and (ii) to permit the increase of the authorized capital of the Corporation to allow conversion of all authorized shares of the Series A Preferred Stock and the exercise of the Warrants.

  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

  "Securities Purchase Agreement" means the Securities Purchase Agreement dated as of August 8, 2000, among the Corporation and the initial holders of the Convertible Preferred Stock.

  "Special Liquidity Event" means the earlier of (i) an announcement by the Corporation that it has entered into an agreement relating to an Extraordinary Transaction or (ii) the commencement of a tender offer or exchange offer for at least 10% of the outstanding shares of Common Stock.

  "Stated Value" means $100,000 per share for each of the then outstanding shares of Convertible Preferred Stock.

  "Subsidiary" means, with respect to any Person, a corporation or other entity of which more than 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Certificate of Designation shall refer to a Subsidiary or Subsidiaries of the Corporation.

  "Warrants" means the warrants to purchase common stock of the Corporation issued pursuant to the Securities Purchase Agreement.

  IN WITNESS WHEREOF, said eGAIN COMMUNICATIONS CORPORATION has caused this Certificate of Designation of Convertible Preferred Stock to be duly executed by its duly authorized officer, this 21st day of August, 2000.

                                 eGAIN COMMUNICATIONS CORPORATION

                                          /s/ Harpreet Grewal
                                 By:___________________________________________
                                     Name: Harpreet Grewal
                                     Title:  CFO

                [SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION]

                                                                        ANNEX C

                    CERTIFICATE OF DESIGNATION OF SERIES C
                     CUMULATIVE REDEEMABLE PREFERRED STOCK

                                      OF

                       eGAIN COMMUNICATIONS CORPORATION

              Pursuant to Section 151 of the General Corporation
                         Law of the State of Delaware

  eGAIN COMMUNICATIONS CORPORATION, a corporation organized under the laws of the State of Delaware (the "Corporation"), certifies that, pursuant to the authority contained in its Amended and Restated Certificate of Incorporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, $.001 par value per share, designated Series C Cumulative Redeemable Preferred Stock:

  RESOLVED, that the series of authorized Preferred Stock, par value $.001 per share, designated Series C Cumulative Redeemable Preferred Stock of the Corporation be hereby created, and that the designations and amounts thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, are as follows:

  A. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section E; and

  B. The Corporation shall have authority to issue 2,083,000 shares of Series C Cumulative Redeemable Preferred Stock, $.001 par value per share (the "Redeemable Preferred Stock").

  C. The voting powers, preferences and relative, participating, optional and other special rights of the shares of the Redeemable Preferred Stock, and the qualifications, limitations and restrictions thereof are as follows:

  1. Ranking. The Redeemable Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank junior to the Series A Cumulative Convertible Preferred Stock (the "Series A Preferred Stock") and the Series B Cumulative Convertible Preferred Stock (the "Series B Preferred Stock") of the Corporation, and rank senior to all other equity securities of the Corporation, and any other series or class of the Corporation's preferred stock, common stock or other capital stock, now or hereafter authorized.

  2. Dividends and Distributions. The holders of shares of Redeemable Preferred Stock shall be entitled to receive dividends, as, when and if declared by the Board of Directors, of funds legally available therefor ("Legally Available Funds"), as follows:

    (a) Dividends. Dividends on each share of the Redeemable Preferred Stock shall begin to accrue and accumulate on a daily basis (whether or not declared) from the date such share is issued (the "Issuance Date") at the following rates per annum: (i) 12% of the Stated Value of such share, from the Issuance Date to 180 days after the Issuance Date, and (ii) thereafter, 15% of the Stated Value of such share, in each case calculated on the basis of a 365-day year, and shall cumulate if not declared and paid as provided below.

    (b) Participating Dividends. Under no circumstances shall the Corporation pay any dividend or other distribution to holders of shares of Common Stock at any time when there is any arrears in the payment of accrued and accumulated dividends on the Redeemable Preferred Stock. If the Board of Directors of the Corporation shall in any calendar year declare a dividend or make any other distribution (including in cash or other property or assets) to holders of shares of Common Stock, other than a dividend payable solely in shares of Common Stock, then the holders of shares of Redeemable Preferred Stock shall be entitled to receive, out of Legally Available Funds, an additional dividend or distribution in respect of each share of Redeemable Preferred Stock equal to the excess, if any, of the amount of such dividend or distribution payable to the holder of ten shares of Common Stock over the amount of dividends payable in respect of one share of Redeemable Preferred Stock in such calendar year. The calculation of the participating dividends pursuant to this Section C(2)(b) shall be appropriately adjusted for any Adjusting Event.

    (c) Payment; Record Date. Dividends on Redeemable Preferred Stock payable pursuant to Section C(2)(a) shall be payable in cash on June 30 and December 31 of each year and, if not paid on such dates, shall compound on such dates. Dividends payable pursuant to Section C(2)(b) shall be payable in the same form and at the same time as such dividend or distribution is made to holders of the Common Stock. Upon the occurrence of either (a) a consolidation, merger or other business combination or recapitalization or refinancing of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling less than a majority of the voting securities of the continuing or surviving entity immediately following such transaction, or (b) a sale, lease, exchange, transfer or other disposition (including by merger, consolidation or otherwise) of assets constituting all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to a Person or group of Persons, all unpaid accrued or accumulated dividends on Redeemable Preferred Stock shall be immediately due and payable. The Board of Directors may fix a record date for the determination of holders of shares of Redeemable Preferred Stock entitled to receive payment of any dividends payable pursuant to Section C(2), which record date shall not be more than 60 days nor less than 10 days prior to the applicable dividend payment date.

    (d) Dividends Pro Rata. All dividends paid with respect to shares of Redeemable Preferred Stock shall be paid pro rata to the holders entitled thereto. If the Legally Available Funds shall be insufficient for the payment of the entire amount of cash dividends payable at any dividend payment date, such funds shall be allocated pro rata for the payment of dividends with respect to the shares of Redeemable Preferred Stock based upon the aggregate Liquidation Value of the outstanding shares of Redeemable Preferred Stock.

  3. Voting Rights. Except as required by law or by this Section C(3), the holders of the Redeemable Preferred Stock shall not be entitled to vote on any matter voted on by the stockholders of the Corporation. None of the following actions may be taken, directly or indirectly, by the Corporation or any of its Subsidiaries, without the approval of the holders of at least 66% of the Aggregate Interest, voting in person or by proxy, at a special or annual meeting called for the purpose or by written consent:

    (a) The adoption of an amendment, restatement or modification of the Amended and Restated Certificate of Incorporation, By-laws, certificates of designation or other governance documents which would change or otherwise adversely affect the rights of the holders of the Redeemable Preferred Stock; and

    (b) The authorization, creation or issuance of any shares of capital stock or other equity or equity-linked securities which are ranked prior to, or are pari passu with, the Redeemable Preferred Stock (other than the Series A and Series B Cumulative Convertible Preferred Stock).

So long as there is a Majority Shareholder, any of the actions set forth in Section C(3) must also be approved by a majority of the Aggregate Interest, excluding the shares and vote of the Majority Shareholder, voting in person or by proxy at a special or annual meeting called for the purpose or by written consent.

  4. Liquidation, Dissolution or Winding Up.

    (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, before any distribution or payment to holders of Common Stock or of any other capital stock ranking in any such event junior to the Redeemable Preferred Stock, the holders of shares of Redeemable Preferred Stock shall be entitled to be paid the Liquidation Value.

    (b) If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to the holders of Redeemable Preferred Stock shall be insufficient to permit payment in full to such holders of the sums which such holders are entitled to receive in such case, then all of the assets available for distribution to holders of the Redeemable Preferred Stock shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full.

    (c) A consolidation, merger or other business combination of the Corporation resulting in the holders of the issued and outstanding voting securities of the Corporation immediately prior to such transaction owning or controlling a majority of the voting securities of the continuing or surviving entity immediately following such transaction shall not be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section C(4) (unless in connection therewith the liquidation of the Corporation is specifically approved).

  5. Redemption at the Option of the Corporation.

    (a) Subject to the conditions set forth below, any or all of the Redeemable Preferred Stock shall be redeemable, at the option of the Corporation, at a redemption price per share (the "Redemption Price") equal to the greater of (i) 101% of the applicable Liquidation Value and (ii) an amount per share equal to the average Adjusted Market Price per ten (10) shares of Common Stock on the twenty (20) consecutive trading days prior to the date of redemption plus any accrued and unpaid dividends on such share of Redeemable Preferred Stock on such date of redemption (the "Market Redemption Price").

    (b) In order to exercise its redemption right, the Corporation shall send a notice to the holders of the Redeemable Preferred Stock in accordance with Section D(1), stating the aggregate number of shares of Redeemable Preferred Stock to be redeemed, the number of shares of Redeemable Preferred Stock held by each holder that the Corporation intends to redeem and the date (the "Corporation Redemption Date") of such redemption (the "Redemption Notice"), the notice to be sent a minimum of twenty (20) Business Days prior to such redemption date.

    (c) On the Corporation Redemption Date (i) the full Redemption Price for every share redeemed shall be payable in cash by the Corporation to the person or persons entitled to receive the same or to the nominee or nominees of such person; and (ii) each holder of the Redeemable Preferred Stock shall surrender to the Corporation the certificate or certificates representing the shares of the Redeemable Preferred Stock that were the subject of the Redemption Notice, duly endorsed to the Corporation or in blank, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued by the Corporation, at its expense, representing the unredeemed shares.

    (d) If the Corporation chooses to redeemed only part of the issued and outstanding shares of Redeemable Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares of Redeemable Preferred Stock held by each holder.

  6. Redemption at the Option of the Holders.

    (a) Subject to the conditions set forth below, any or all of the Redeemable Preferred Stock shall be redeemable, at the option of the holder thereof, at a Redemption Price equal to the greater of (i) 101% of the applicable Liquidation Value or (ii) the Market Redemption Price.

    (b) In order to exercise its redemption right, the holder of the Redeemable Preferred Stock shall send a notice to the Chief Financial Officer of the Corporation, stating the number of shares of Redeemable Preferred Stock to be redeemed, the aggregate number of shares of Redeemable Preferred Stock held by such holder and the date (the "Holder Redemption Date") on or before which such redemption shall occur (the "Holder Redemption Notice"). The Holder Redemption Notice must be sent not less than 120 days prior to such Holder Redemption Date, except that a Holder Redemption Notice sent between December 1, 2000 and January 31, 2001 or sent between August 1, 2005 and September 30, 2005 may be sent not less than thirty (30) days prior to such Holder Redemption Date. The Holder Redemption Notice may be sent contemporaneously with the notice to convert the Series B Preferred Stock into Redeemable Preferred Stock or at any time thereafter, provided that the notice complies with this Section C(6)(b).

    (c) On or before the Holder Redemption Date (i) the full Redemption Price for every share redeemed shall be payable in cash by the Corporation to the person or persons entitled to receive the same or to the nominee or nominees of such person; and (ii) each holder of the Redeemable Preferred Stock shall surrender to the Corporation the certificate or certificates representing the shares of the Redeemable Preferred Stock that were the subject of the Holder Redemption Notice, duly endorsed to the Corporation or in blank, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued by the Corporation, at its expense, representing the unredeemed shares.

  7. Termination of Rights. Except as otherwise set forth herein, on and after a Corporation Redemption Date or a Holder Redemption Date, all rights of any holder of Redeemable Preferred Stock as a holder of the shares redeemed on such date shall cease and terminate, and such redeemed shares shall be canceled and no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation; except that, if the Corporation defaults in the payment of the Redemption Price in full for any reason, the rights, preferences and privileges of the holders of Redeemable Preferred Stock (including the accretion and payment of dividends) shall continue to inure to the benefit of the holders of Redeemable Preferred Stock until the Corporation cures such default.

  8. Reorganization, Reclassification, Merger and Sale of Assets
Adjustment. If there occurs any capital reorganization or any reclassification of the Common Stock, the consolidation or merger of the Corporation with or into another Person (other than a merger or consolidation of the Corporation in which the Corporation is the continuing corporation and which does not result in any reclassification or change of outstanding shares of Common Stock) or the sale, transfer or other disposition of all or substantially all of the assets of the Corporation to another Person (each an "Extraordinary Transaction"), then, in addition to other rights set forth herein, each share of Convertible Preferred Stock shall be entitled to receive the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock upon such reorganization, reclassification, consolidation, merger, sale or transfer, in respect of that number of shares of Common Stock determined by dividing (x) the greater of (i) 101% of the Liquidation Value and (ii) the Market Redemption Price by (y) the average Adjusted Market Price per ten
(10) shares of Common Stock on the twenty (20) consecutive trading days immediately prior to such reorganization, reclassification, consolidation, merger, sale or transfer.

  D. General Provisions.

  1. Notices. Except as otherwise expressly provided, whenever notices or other communications are required to be made, delivered or otherwise given to holders of shares of the Redeemable Preferred Stock, the notice or other communication shall be made in writing and shall be by registered or certified first class mail, return receipt requested, telecopier, courier service or personal delivery, addressed to the Persons shown on the books of the Corporation as such holders at the addresses as they appear in the books of the Corporation, as of a record date or dates determined in accordance with the Corporation's Amended and Restated Certificate of Incorporation and By-laws and applicable law, as in effect from time to time. All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the U.S. mail, postage prepaid, if mailed; and when receipt is acknowledged verbally or in writing (but not mechanically), if telecopied.

  2. Certain Remedies. Any registered holder of shares of Redeemable Preferred Stock shall be entitled to an injunction or injunctions to prevent violations of the provisions of this Certificate of Designation and to enforce specifically the terms and provisions of this Certificate of Designation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity. Notwithstanding the foregoing, the observance of any term of this Certificate of Designation which benefits only the holders of the Redeemable Preferred Stock may be waived by holders of at least 66% of the Aggregate Interest, provided that, so long as there is a Majority Shareholder, any such waiver must also be approved by holders of a majority of the Aggregate Interest excluding the shares and vote of the Majority Shareholder (either generally or in a particular instance and either retroactively or prospectively).

  3. Invalidity. If any right, preference or limitation of the Redeemable Preferred Stock set forth herein (as amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other rights, preferences and limitations set forth in this
Section 2 (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation herein set forth shall not be deemed dependant upon any other such right, preference or limitation unless so expressed herein.

  E. Definitions. For the purposes of this Certificate of Designation, the following terms shall have the meanings indicated:

  "Adjusting Event" means any case in which the Corporation shall (1) pay a dividend in shares of Common Stock to holders of Common Stock, (2) make a distribution in shares of any class of its capital stock to all holders of Common Stock, (3) subdivide any of its outstanding Common Stock into a greater number of shares, or (4) combine any of its outstanding Common Stock into a smaller number of shares.

  "Adjusted Market Price" means the Market Price adjusted (upwards only) as follows: in case an Adjusting Event occurs, the Market Price shall be adjusted to represent the percentage of all outstanding shares of Common Stock which the holder of the Redeemable Preferred Stock would have owned had each share of Redeemable Preferred Stock been converted into ten shares of Common Stock immediately prior to the happening of such event.

  "Affiliate" means any Person who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

  "Aggregate Interest" means the aggregate interest of all issued and outstanding Redeemable Preferred Stock and Series B Preferred Stock, such interest to be calculated in accordance with the Liquidation Value of each of the Redeemable Preferred Stock and the Series B Preferred Stock, each as defined in their respective certificates of designations.

  "Business Day" means any day except a Saturday, a Sunday, or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

  "Common Stock" means the Corporation's Common Stock, par value $.001 per share.

  "including," when followed by one or more items, means including but not limited to such items, unless the context clearly requires otherwise.

  "Liquidation Value" means, with respect to each share of Redeemable Preferred Stock as of any date, an amount equal to the Stated Value per share of Redeemable Preferred Stock plus an amount equal to all dividends accrued but not yet paid under Section C(2).

  "Majority Shareholder" means the Oak Hill Entities (as defined in the Securities Purchase Agreement) and their Affiliates, so long as they collectively own at least 33% of the Aggregate Interest, and any transferee of the Oak Hill Entities and their Affiliates if such transferee and its Affiliates (x) purchase over 50% of the Aggregate Interest from the Oak Hill Entities and their Affiliates and (y) continue to collectively own at least 33% of the Aggregate Interest.

  "Market Price" on any date shall mean the closing bid price per share of the Common Stock on NASDAQ or, if not then listed or traded on NASDAQ, such other exchange, market or system that the Common Stock is then listed or traded on. If on any such date the shares of such Common Stock are not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service, the Market Price for such shares shall be the fair market value of such shares on such date as determined in good faith by the Board of Directors of the Company and shall be the value which is agreed upon by at least 66b% of the members thereof, or if such percentage of the members of the Board of Directors are unable to agree upon the value of such consideration, the value thereof shall be determined by an independent investment bank of a nationally recognized stature that is selected by the holders of a majority of the outstanding shares of Redeemable Preferred Stock and the Corporation.

  "NASDAQ" means the National Association of Securities Dealers, Inc. Automated Quotation System.

  "Person" means any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

  "Securities Purchase Agreement" means the Securities Purchase Agreement, dated as of August 8, 2000, among the Corporation and the initial holders of the Series B Preferred Stock.

  "Stated Value" means, with respect to each share of Redeemable Preferred Stock, the average Market Price on the twenty (20) consecutive trading days immediately prior to the issuance of such share of Redeemable Preferred Stock multiplied by ten (10).

  IN WITNESS WHEREOF, said eGAIN COMMUNICATIONS CORPORATION has caused this Certificate of Designation of Redeemable Preferred Stock to be duly executed by its duly authorized officer, this 21st day of August, 2000.

                                          eGAIN COMMUNICATIONS CORPORATION

                                                   /s/ Harpreet Grewal
                                          By: _________________________________
                                             Name: Harpreet Grewal
                                             Title:  CFO

                                                                      1926-PS-00

--------------------------------------------------------------------------------
                                  DETACH HERE


                                     PROXY


                        eGain Communications Corporation


                   Proxy Solicited by the Board of Directors

           for the Annual Meeting of Stockholders, November 20, 2000


                 (see Proxy Statement for discussion of items)


     The undersigned hereby appoints Ashutosh Roy, Gunjan Sinha and Eric Smit as proxies, with power of substitution, to vote all shares of eGain Communications Corporation Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2000 Annual Meeting of Stockholders of eGain Communications Corporation, or any adjournment thereof.


 SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                                SIDE
-------------                                                      -------------
eGain Communications Corporation
c/o EquiServe
P.O. Box 9398
Boston, MA 02205-9398


--------------------------------------------------------------------------------
                                  DETACH HERE

      Please mark
  X   votes as in
      this example.

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3, 4 AND 5.
--------------------------------------------------------------------------------

1. Re-election of five directors to serve for the ensuing year until their successors are duly elected and qualified or until earlier death or resignation.

    Nominees:  (01) Ashutosh Roy, (02) Gunjan Sinha, (03) Mark A. Wolfson,
               (04) David G. Brown and (05) Phiroz P. Darukhanavala
    FOR                                 WITHHELD
    THE         [  ]          [  ]      FROM THE
  NOMINEES                              NOMINEES

[  ]   _______________________________________________
           For all nominees except as noted above

                                                                                        FOR          AGAINST          ABSTAIN
2.  The Amendment of the Certificate of Incorporation.                                  [ ]            [ ]              [ ]

3.  The Conversion of Series B Preferred Stock into Series A Preferred Stock.           [ ]            [ ]              [ ]

4.  The Amendment of the Stock Plan.                                                    [ ]            [ ]              [ ]

5.  The Appointment of Ernst & Young LLP as Independent Auditors.                       [ ]            [ ]              [ ]

The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Items 1, 2, 3, 4 and 5 and at the discretion of the proxies on any other matter that may properly come before the meeting.

      MARK HERE                                 MARK HERE
     FOR ADDRESS   [  ]                        IF YOU PLAN  [  ]
      CHANGE AND                                TO ATTEND
     NOTE AT LEFT                              THE MEETING

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

Please sign, date and return promptly in the accompanying envelope.

Signature: _______________________________________    Date: ____________